UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08071

Lazard Retirement Series, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices) (Zip code)

Mark R. Anderson, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 632-6000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/20

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Retirement Series

Annual Report

December 31, 2020

Equity

Lazard Retirement Emerging Markets Equity Portfolio

Lazard Retirement International Equity Portfolio

Lazard Retirement US Small-Mid Cap Equity Portfolio

Multi-Asset

Lazard Retirement Global Dynamic Multi-Asset Portfolio

Lazard Retirement Series, Inc. Table of Contents

2	A Message from Lazard (unaudited)

4	Investment Overviews (unaudited)

16	Performance Overviews (unaudited)

20	Information About Your Portfolio’s Expenses (unaudited)

22	Portfolio Holdings Presented by Sector

23	Portfolios of Investments

23	Lazard Retirement Emerging Markets Equity Portfolio

27	Lazard Retirement International Equity Portfolio

31	Lazard Retirement US Small-Mid Cap Equity Portfolio

37	Lazard Retirement Global Dynamic Multi-Asset Portfolio

64	Notes to Portfolios of Investments

68	Statements of Assets and Liabilities

70	Statements of Operations

72	Statements of Changes in Net Assets

75	Financial Highlights

81	Notes to Financial Statements

107	Report of Independent Registered Public Accounting Firm

109	Board of Directors and Officers Information (unaudited)

113	Tax and Other Information (unaudited)

Shares of the Portfolios are currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis.

Please consider a Portfolio’s investment objective, risks, charges and expenses carefully before investing. For more complete information about Lazard Retirement Series, Inc. (the “Fund”), you may obtain a prospectus or a Portfolio’s summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or the Portfolio’s summary prospectus carefully before you invest. The prospectus and a Portfolio’s summary prospectus contain the investment objective, risks, charges, expenses and other information about the Portfolio, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report   1

Lazard Retirement Series, Inc. A Message from Lazard (unaudited)

Dear Shareholder,

As 2020 began, the outbreak of a novel coronavirus (“COVID-19”) turned into a fast-spreading pandemic, rattling global markets. Worldwide lockdowns led to a severe equity market sell-off in February and March, as well as a sharp decline in oil markets. By the conclusion of the year, COVID-19 continued to wreak havoc across much of the world, but many global equity markets closed 2020 near all-time highs. Markets generally rose steadily after the sell-off on the back of unprecedented support from global central banks and government treasuries and the introduction of several promising vaccines.

In the United States, Democrats won control of the White House and Congress in November elections. The US equity market closed 2020 near an all-time peak, and nominal yields in various US fixed income market segments closed at or near all-time lows, fueled by trillions of dollars in monetary and fiscal stimulus.

COVID-19 also severely debilitated economic activity in the emerging markets, but the recovery in emerging markets equities that began in late March picked up steam in the fourth quarter thanks to vaccine breakthroughs and the US election outcome. As a result, the MSCI Emerging Markets® Index outperformed global developed markets equities in 2020.

In Europe, interest rates have never been as low, and central bank balance sheets have never been as inflated, as they were at year-end. With an agreement now in place for the exit of the United Kingdom from the European Union, the years-long “Brexit’’ saga may be one less uncertainty the market has to grapple with in the year ahead.

As we write, many countries are facing record levels of new COVID-19 infections, spurring renewed economic lockdowns and increasing the risk that many companies, particularly small businesses, might not make it to the other side of this pandemic. Were that to happen, it could send a negative signal to markets equal and opposite to the positive news of the vaccines toward the end

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of the last year. Investors face a timing conundrum, but it could well be darkest before the dawn.

Despite these challenges, we are optimistic for 2021 and believe that as the world does eventually return to something like the prepandemic days, fundamental analysis and stock selection will be crucial drivers for performance. We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities. We continue to strive for the long-term patterns of performance pursued by the various investment strategies employed.

Sincerely,

Lazard Asset Management LLC

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Lazard Retirement Series, Inc. Investment Overviews (unaudited)

Emerging Markets Equities

Despite a once in a hundred years global pandemic, which severely debilitated world economic activity, the MSCI Emerging Markets Index (the “Emerging Markets Index”) finished 2020 up over 18% on unprecedented monetary easing and fiscal stimulus. This result was disproportionately impacted by Asian stocks which rose by more than 28%, while markets collapsed in Latin America by almost 14% and by about 12% in Eastern Europe.

Latin American markets were ill prepared and hard hit by the COVID-19 pandemic. High infection rates and conflicting health and economic policies in some countries, resulted in worsening market conditions and negative sentiment. Despite a powerful stock market recovery in the fourth quarter, in large part due to announcements of efficacious vaccines, all Latin American markets finished the year lower.

Similarly, markets in Eastern Europe were unprepared for the pandemic and finished the year lower. Economically sensitive economies such as Russia were harmed by a crude oil price war and plummeting demand. Turkish equities fell sharply on lira weakness as currency reserves were used, but rebounded late in the year on interest rate increases. In South Africa, stocks finished only modestly lower as economic growth estimates improved marginally.

The three best performing markets were all in north Asia and, ironically, included China, where the virus originated. Its market rose by approximately 30% for the year. The other two countries, Taiwan and South Korea, each of whose markets rose by more than 40%, both benefited from large technology sector exposures as well as the stricter health care and isolation controls which resulted in relatively lower infection rates. The Association of Southeast Asian Nations country markets, such as in Indonesia, the Philippines, and Thailand fared significantly worse, exhibiting more economic sensitivity and fewer lockdown controls. Although Indian stocks underperformed the Emerging Markets Index, they finished significantly higher on relatively resilient economic results.

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From a sector perspective, information technology, health care, consumer discretionary, and communications services all performed very strongly. Energy, real estate, utilities, and financials all finished the year lower.

International Equities

For the trailing 12-month period ended December 31, 2020, international equity markets gained despite seesawing risk sentiment amid mixed news flow and formidable macro challenges, with the MSCI EAFE® Index (the “International Equity Index”) up nearly 8%.

Risk assets began the year positively, thanks to the truce in the US-China trade war, greater clarity on Brexit, and a global monetary easing cycle. However, market optimism gave way to panic selling in mid-February through the latter part of March, as the coronavirus epidemic that began in China metastasized into a full-scale pandemic and investors worried about the threat it posed to the global economy.

With the US Federal Reserve (the “Fed”) taking the lead, central banks worldwide and government fiscal policymakers initiated aggressive stimulus measures to contain the economic fallout from the intensifying viral outbreak. Despite stiffening headwinds, which included severe economic downturns in several countries and regions of the world, these actions buoyed market confidence that central banks and governments would continue to act when necessary to support risk assets and backstop the world economy.

Investor confidence wavered in the latter part of the year amid growing anxiety about the spike in cases across the United States, Europe, and elsewhere, as well as the emergence of a new, more infectious strain of the virus. However, investors enthusiastically greeted news of the development of coronavirus vaccines, anticipating that their successful, widespread deployment would provide a pathway for the world economy to normalize in 2021. Stock markets worldwide received an additional boost in November when Democratic Party nominee Joe Biden was declared the winner in the US presidential election, with investors hopeful that the

Annual Report   5

new administration would, among other things, enact more stable global trade policies than its predecessor.

Against this backdrop, stock market performance in 2020 was mostly positive in the developed world and emerging Asia, while uniformly negative in the rest of the developing world. In Europe, the combination of encouraging vaccine news, stimulus initiatives by the European Central Bank and European Union (“EU”) policymakers, and news that the UK and the EU had agreed upon a free trade deal that resolved the last sticking point in the Brexit saga led to a surge in Europe’s equity markets. In Japan, positive momentum on coronavirus vaccine development, an ultra-low interest rate environment, and attractive valuations lifted the country’s stock market to its highest level in 31 years. Meanwhile, South Korea’s stock market was among the best performing in the developing world, as investors were bullish on the country’s economic outlook and confident that its chipmakers are well positioned to benefit from an expected near-term semiconductor upcycle.

Technology was the best performing sector in 2020, as traders bid up shares of companies with resilient business models and reliable earnings. Energy was the worst performing sector, as shares of oil producers came under pressure from weakened demand for oil amid heightened global economic uncertainty caused by the coronavirus pandemic.

US Equities

For the trailing 12-month period ended December 31, 2020, the US equity market rose despite seesawing risk sentiment amid mixed news flow and formidable macro challenges.

The US stock market entered 2020 on an upswing, thanks to encouraging domestic economic data, progress in the US-China trade war, and a new trade deal with Canada and Mexico. However, market optimism gave way to indiscriminate selling in mid-February through the latter part of March, as the coronavirus epidemic that began in China became a full-scale pandemic, and investors worried about the threat it posed to the global economy. As the US became a hub for the viral outbreak, at least one-fourth

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of the US economy was taken offline in an effort to contain the public health emergency.

In response, the Fed and fiscal policymakers initiated aggressive stimulus measures to mitigate the economic fallout from the intensifying viral outbreak. Despite stiffening headwinds, which included a severe economic downturn in the first quarter and mass unemployment, the Fed’s actions buoyed investor confidence that the Fed would continue to act when necessary to support risk assets and backstop the US economy. This support, along with solid quarterly corporate results, led to a sharp rally in the US stock market.

Investor optimism dimmed in the latter part of the year amid growing anxiety about the spike in cases across the US, as well as the emergence of a new, more infectious strain of the virus, which led to fears of another round of economically punishing lockdowns. However, news of the development of a coronavirus vaccine was greeted enthusiastically by investors, who bet that its successful, widespread deployment would provide a pathway for the US economy to normalize in 2021. The US stock market received an additional boost from a market-friendly result from the country’s November elections and the signing of another fiscal relief bill.

Against this backdrop, the S&P 500® Index—the bellwether of the US equity market—climbed 18.4% for the year.

Technology was the best performing sector in 2020, particularly among large US companies with resilient business models and reliable earnings. Energy was the worst performing sector, as shares of oil producers came under pressure from weakened demand for oil amid heightened global economic uncertainty caused by the coronavirus pandemic.

Multi-Asset

As 2020 began, our concern for the developing global health emergency was the new uncertainty it generated, causing immediate, substantial declines in economic activity in China and across Asia. This would potentially wreak havoc among many companies’ sup-

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ply and distribution chains. We added to defensive positioning as the World Health Organization declared COVID-19 a pandemic in March, coincident as it was with the spat between Russia and Saudi Arabia that sent oil and the commodity complex severely negative. Prospects for a recession increased dramatically, and the spike in volatility forced many multi-asset strategies into very defensive configurations, including the deployment into cash.

We began to view markets in the context of three points of a riskreward triangle: the behavior of the virus; monetary actions to provide liquidity and support for certain market segments; and fiscal actions to support household and business sectors. After peak market volatility in March, portfolios unwound extreme defensive positions to lessen tracking error in a potential recovery. This came faster than expected for risk markets in April, driven largely by US retail investor buying of equities and specifically technology and other companies that were perceived as being “COVID beneficiaries.” Credit spreads also tightened after the Fed took the unprecedented step of extending its quantitative easing buying program to non-investment grade corporate bonds.

Differentiation in regional performance became a feature in the second quarter, as Asia (in particular China, Taiwan and South Korea) appeared to have had a more effective policy response to the virus than other countries, thus avoiding prolonged lockdowns. China was also assisted by an explosion of exports of locally manufactured personal protective equipment to all countries. More value-added electronics exports from North Asia also grew on the back of new equipment sales as workforces isolated and worked from home.

Equity markets suffered volatility in September as volatility increased and retail investors were disappointed that Tesla was not included in the S&P 500 Index. Nervousness ahead of the US election then turned into optimism when a Democratic president was elected and the Democrats effectively took control of the Senate. The announcement of the first successful vaccine a week after the election prompted a seismic factor rotation from momentum to deep value investments as previously out-of-favor industries like transport and hospitality rallied from distressed levels. Multi-asset

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portfolios layered-in more equity beta in September and around the election, ahead of a substantial rally in cyclical markets and stocks in the fourth quarter. High yield and emerging markets debt spreads also tightened dramatically. Industrial metals and agricultural commodities rose on China demand and El-Nino-driven supply constraints, respectively, to also finish the year with strong rallies.

Lazard Retirement Emerging Markets Equity Portfolio

For the year ended December 31, 2020, the Lazard Retirement Emerging Markets Equity Portfolio’s Investor Shares posted a total return of -1.03%, while Service Shares posted a total return of -1.27%, as compared with the 18.31% return for its benchmark, the MSCI Emerging Markets Index.

A lower-than-benchmark exposure to the consumer discretionary sector and to China and Taiwan, and a higher-than-benchmark exposure to the financials sector and to Russia and Indonesia, hurt relative performance. Shares of Banco do Brasil, a Brazilian bank, were hurt by declining lending rates, falling net interest margins, and the expectation for deteriorating credit trends in Brazil. Shares of IRB Brasil, a Brazilian reinsurance company, were weaker after the regulator announced its intention to carry out a special inspection regarding the coverage of technical provisions due to the recent weakness in the real. Shares of CNOOC, a Chinese energy company, declined on the back of lower oil prices due to the COVID-19 crisis, and due to concerns that they would be on the list of companies included in an executive order signed by President Trump that barred US investors from investing in companies with links to the Chinese military. CCR, a Brazilian toll-road operator, underperformed as it was expected to experience declines in traffic volumes as a result of COVID-19. Tupras, a Turkish oil refining company, was negatively affected by the COVID-19 pandemic and experienced meaningful declines in demand for its products, which also resulted in lower refining margins. Security selection within the communication services, information technology, financials, energy, industrials, consumer discretionary, health care, and materials sectors hurt relative performance. Security selection within China, Korea, and Brazil also detracted from returns.

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In contrast, a lower-than-benchmark exposure to the communication services and real estate sectors, and a higher-than-benchmark exposure to the information technology sector and to South Korea, helped relative performance. South Korean companies Samsung Electronics and SK Hynix, a manufacturer of electronic products and a semiconductor company, respectively benefited from rising memory prices. Taiwan Semiconductor rose on strong foundry demand during the year and expectations that 2021 demand will remain robust. Infosys, an Indian provider of IT services, benefited from growing confidence that the strong IT service demand experienced in the second half of the fiscal year would continue. Shares of Baidu, a Chinese online search engine, rose as the Chinese advertising market continued to recover and after the company announced it would increase focus on its autonomous driving software. Security selection within the utilities sector and within Taiwan, Mexico, and Russia added value.

Lazard Retirement International Equity Portfolio

For the year ended December 31, 2020, the Lazard Retirement International Equity Portfolio’s Service Shares posted a total return of 8.24%, as compared with the 7.82% return for the MSCI EAFE® Index.

Stock selection was positive in Europe and Japan, while positioning in emerging markets was also beneficial. Japan-based video game manufacturer Nintendo was a top contributor, with shares rising more than 60% in the year, thanks in part to strong third-quarter results that saw a significant rise in both gross and operating margins and bullish sentiment about upcoming game releases. Global power tool manufacturer Makita saw its stock price rise more than 40% in the year, with sales and operating profit significantly outpacing consensus expectations. Shares of Vestas Wind Systems boosted performance, gaining more than 130% in the year. The Denmark-based turbine maker’s most recent quarterly report saw revenue exceed expectations. Shares of Spain-based lender Banco Santander S.A. advanced as part of a larger rally in bank stocks, fueled mostly by positive coronavirus vaccine news in the fourth quarter.

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In contrast, stock selection in the consumer discretionary, health care, and information technology sectors detracted from relative returns, as did the Portfolio’s lower-than-benchmark exposure to Japan. With oil prices under pressure due to weakened demand from the coronavirus pandemic, shares of Canadian oil company Suncor faltered, ending the year down nearly 50%, as part of a larger decline in oil producer stocks. Shares of Compass Group saw its stock price fall on fears about the UK-based catering company’s earnings outlook after a significant portion of its business was shut due to the coronavirus pandemic. We sold the stock in the third quarter. UK-based supermarket operator Tesco saw its stock price end the year flat despite rising nearly 20% in the fourth quarter. Shares were weighed down on fears about margin pressure after the supermarket operator warned that it expected to spend £925 million to cover the costs of additional staff and operating expenditures to deal with the impact of the coronavirus outbreak.

Lazard Retirement US Small-Mid Cap Equity Portfolio

For the year ended December 31, 2020, the Lazard Retirement US Small-Mid Cap Equity Portfolio’s Service Shares posted a total return of 6.76%, as compared with the 19.99% return for the Russell 2500® Index.

Stock selection in the information technology sector detracted from performance. Shares of travel technology company Sabre fell, as a rapid decline in global travel hurt the company’s business and left its outlook unclear. We sold our position in March, as our thesis was broken. Stock selection and an underweight position in the health care sector also hurt returns. Shares of dental products maker Envista fell, as the pandemic led to a significant decrease in demand for dental equipment. We also sold this position in March, as our thesis was broken.

In contrast, stock selection in the financials sector contributed to performance. Shares of financial data and ratings provider Morningstar rose as the company reported generally stronger-than-expected earnings, driven by its recently acquired bond ratings business. A less-than-benchmark position in the energy sector also

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helped returns, as the sector was the worst performer in the index during the period.

The Portfolio’s relative value philosophy is implemented by assessing the relationship between valuation and financial productivity for an individual security. We believe that financial productivity (the return a company generates) measures how effectively a company is putting its shareholders’ capital to work, and ultimately this drives valuation. The Portfolio’s 2020 performance was disappointing and did not meet our standards. However, much of our underperformance can be attributed to the recent market environment, which has benefited companies with negative earnings and expensive valuations (as measured by price/earnings), and which has been narrowly concentrated in two sectors: health care and information technology. We have also seen certain stocks rally in response to their perceived “pandemic-winner” status, regardless of their underlying fundamentals.

At year end, companies with negative earnings for the year ended December 31, 2020 (“non-earners”) made up 25% of weight of the Russell 2500 Index, and greatly outperformed companies with positive earnings (“positive earners”) (during the second quarter—the height of the pandemic—non-earners outperformed positive earners by 1,900 basis points (“bps”)). This was a difficult environment for the Portfolio, as we focus on financially productive companies, and non-earners typically do not align with our investment philosophy.

We have also seen the pandemic drive valuations in certain industries to extremes not seen since the dot-com bubble in the late 1990s. Three quarters into the year, performance had been driven primarily by the health care (+20.5%) and information technology (+13.4%) sectors, with all other sectors flat or negative, including some deep in the red (energy lost 58% and financials were down 27%). While some losers gained ground in the fourth quarter, all sectors were nonetheless eclipsed by gains in the information technology (+53%) and health care (+48%) sectors for the year. The Portfolio had been underweight in the health care and information technology sectors, as we believe that in many cases valuations in

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these sectors have recently expanded beyond reasonable levels. Given their positive contribution to the return of the benchmark, this positioning significantly hurt our relative performance in the past year.

The health care and information technology sectors combined detracted over 600 bps from the Portfolio’s performance over the year. Of the index names not held in the Portfolio, the five largest detractors from relative performance, all either health care or information technology stocks, detracted over 200 bps in the aggregate. Of these names, four of the five were negative earners. Because of their lack of fundamental underpinnings, the negative earners are not names that we would have considered owning, and thus we do not attribute the associated underperformance relative to the benchmark to be missed opportunities or stock selection mistakes, but rather a disconnect between the market’s preference for growth at any price and our preference for strong fundamentals that we believe define long-term winners. Despite exceptional moves and changes to the underlying forces of the market this year, we have not wavered from our conviction in our investment process.

More recently, news of the effectiveness of coronavirus vaccines and US election results have boosted the performance of small and mid-cap companies. To illustrate, in November and December, the Russell 2500 Index outperformed the Russell 1000 Index by over 850 bps. Performance has started to rotate to favor the Portfolio’s more-cyclical exposures, with industrials and consumer discretionary companies among our best performers. We believe we are well-positioned to capitalize on what we believe will be a continued market normalization, as the short-term impacts of the pandemic are put behind us and investors refocus their capital on companies with solid fundamentals, proven ability to drive financial productivity, sustainable growth profiles, and attractive valuations.

Lazard Retirement Global Dynamic Multi-Asset Portfolio

For the year ended December 31, 2020, the Lazard Retirement Global Dynamic Multi-Asset Portfolio’s Investor Shares posted a total return of 0.96%, while Service Shares posted a total return of

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0.81% as compared with the 15.90% return for the MSCI World Index and 13.21% return of its blended benchmark, which is a 50/50 blend of the MSCI World Index and Bloomberg Barclays Global Aggregate® Index (the “GDMA Index”).

In terms of asset allocation, the Portfolio’s average overweight in fixed income as opposed to equities, when compared with the GDMA Index, detracted from performance for the year. Specifically, as a targeted volatility strategy, the sustained high market volatility environment throughout the second quarter forced the strategy to maintain a 60% weighting to fixed income. In addition, a 20% cash allocation that had protected capital well in March was only gradually unwound in April for the same reason, providing a drag on performance as equity markets rallied strongly that month. Quantitative and managed volatility equity strategies also generally underperformed equity benchmarks over the year, in particular during the strong momentum rallies of April and August, and also in the deep value rally of November. The investment process of these diversified strategies is not designed to take positions in stocks with these characteristics.

Stock selections

Within equities, stock selection in the materials and health care sectors added value, as did an overweight exposure to the health-care sector and underweight exposure to energy and financials. By country, stock selection in Australia, Sweden, Switzerland, and Denmark helped performance, as did underweight exposure to France. In contrast, stock selection in the consumer discretionary, communication services, information technology, and real estate sectors hurt performance. Underweight exposure to the information technology and consumer discretionary sectors and overweight exposure to consumer staples also detracted. Country detractors were driven by stock selection in the United States, Japan, Netherlands, Israel, and Canada, as well as by overweight exposure to Canada.

Within fixed income, overweight duration contributions in Australia, Canada, Norway, New Zealand, Chile, and the United States and underweight duration contributions in China and Japan helped per-

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formance. Also contributing positively to performance were overweight exposures to Canadian Provincials, Australian and New Zealand semi-governments, Norwegian government related bonds and the Portfolio’s addition of US dollar-denominated investment grade corporate bonds during the second and third quarter. An overweight exposure to the information technology sector, open exposures in Australian dollars and Japanese yen and an underweight to the Russian ruble also boosted performance. In contrast, underweight duration positioning in the eurozone and overweight to the Czech Republic and Hungary detracted from performance, as did the Portfolio’s underweight contributions to the euro and overweight to Swiss franc, Czech koruna, Hungarian forint, and Polish zloty.

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Lazard Retirement Series, Inc. Performance Overviews (unaudited)

Lazard Retirement Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Emerging Markets Equity Portfolio and the MSCI Emerging Markets® Index*

Average Annual Total Returns*

Periods Ended December 31, 2020

	One	Five	Ten
	Year	Years	Years
Service Shares**	–1.27%	7.96%	1.00%
Investor Shares**	–1.03%	8.23%	1.25%
MSCI Emerging Markets Index	18.31%	12.81%	3.63%

Lazard Retirement International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement International Equity Portfolio and the MSCI EAFE® Index*

Average Annual Total Returns*

Periods Ended December 31, 2020

	One	Five	Ten
	Year	Years	Years
Service Shares**	8.24%	5.71%	5.73%
MSCI EAFE Index	7.82%	7.45%	5.51%

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Lazard Retirement US Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement US Small-Mid Cap Equity Portfolio and the Russell 2500® Index*

Average Annual Total Returns*

Periods Ended December 31, 2020

	One	Five	Ten
	Year	Years	Years
Service Shares**	6.76%	9.69%	8.84%
Russell 2500 Index	19.99%	13.64%	11.97%

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Lazard Retirement Global Dynamic Multi-Asset Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Global Dynamic Multi-Asset Portfolio, the MSCI World® Index and the GDMA Index*

Average Annual Total Returns*

Periods Ended December 31, 2020

	One Year	Five Years	Since Inception	†
Service Shares**	0.81%	6.67%	6.90%
Investor Shares**	0.96%	N/A	9.04%
MSCI World Index	15.90%	12.19%	10.94% (Service Shares) 21.64% (Investor Shares)
GDMA Index	13.21%	8.72%	6.80% (Service Shares) 15.12% (Investor Shares)

†	The inception date for the Service Shares was April 30, 2012 and for the Investor Shares was December 31, 2018.

Notes to Performance Overviews:

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or DST Asset Manager Solutions, Inc., the Fund’s transfer agent and dividend disbursing agent (“DST”); without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Returns for a period of less than one year are not annualized.

Performance results do not include adjustments made for financial reporting purposes in accordance with US Generally Accepted Accounting Principles (“GAAP”), if any, and also exclude one-time adjustments related to reimbursed custodian out-of-pocket expenses (Note 3 in the Notes to Financial Statements) for Lazard Retirement

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Emerging Markets Equity Portfolio and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated, there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The indices are unmanaged, have no fees or costs and are not available for investment.

The MSCI Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of 26 emerging markets country indices.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free-float-adjusted market capitalization index that is designed to measure developed markets equity performance, excluding the United States and Canada. The MSCI EAFE Index consists of 21 developed markets country indices.

The Russell 2500 Index measures the performance of the small- to mid-cap segment of the US equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. The Russell 3000 Index measures the performance of the largest 3000 US companies, representing approximately 98% of the investable US equity market. The Russell 2500 Index includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

The MSCI World Index is a free-float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices.

The GDMA Index is a blended index constructed by the Investment Manager that is comprised of 50% MSCI World Index and 50% Bloomberg Barclays Global Aggregate® Index and is rebalanced monthly. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt and global Treasury.

**	The performance of Service Shares and Investor Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

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Lazard Retirement Series, Inc.

Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Service Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2020 through December 31, 2020 and held for the entire period.

Actual Expenses

For each share class of the Portfolios, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each share class of the Portfolios, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds. Please note that you also bear fees and charges imposed by participating insurance companies at the separate account level, which are described in the separate prospectuses issued by the participating insurance companies. Such charges will have the effect of reducing account value.

20   Annual Report

Portfolio	Beginning Account Value 1/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

Lazard Retirement Emerging Markets Equity Portfolio
Service Shares
Actual	$1,000.00	$1,269.40	$8.16	1.43%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.95	$7.25	1.43%
Investor Shares
Actual	$1,000.00	$1,270.20	$6.73	1.18%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.20	$5.99	1.18%

Lazard Retirement International Equity Portfolio
Service Shares
Actual	$1,000.00	$1,233.50	$6.74	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.10	$6.09	1.20%

Lazard Retirement US Small-Mid Cap Portfolio
Service Shares
Actual	$1,000.00	$1,280.90	$6.59	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.84	1.15%

Lazard Retirement Global Dynamic Portfolio
Service Shares
Actual	$1,000.00	$1,124.20	$5.61	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.86	$5.33	1.05%
Investor Shares
Actual	$1,000.00	$1,125.00	$4.81	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.61	$4.57	0.90%

*	Expenses are equal to the annualized expense ratio, net of expenses waivers and reimbursements, of each share class multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Annual Report   21

Lazard Retirement Series, Inc.

Portfolio Holdings Presented by Sector December 31, 2020

Sector*	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement US Small- Mid Cap Equity Portfolio	Lazard Retirement Global Dynamic Multi-Asset Portfolio#

Communication Services	9.4%	9.5%	3.1%	6.7%
Consumer Discretionary	5.7	6.8	12.1	10.3
Consumer Staples	6.6	8.7	2.4	8.0
Energy	7.0	2.4	2.0	0.9
Financials	28.3	14.3	12.0	10.5
Health Care	1.9	10.6	14.5	9.1
Industrials	3.0	20.6	17.1	8.6
Information Technology	23.3	7.6	17.6	12.2
Materials	9.7	7.3	8.3	2.0
Real Estate	0.8	3.8	8.1	1.3
Utilities	2.3	7.1	1.6	1.2
Municipal	—	—	—	1.0
Sovereign Debt	—	—	—	26.9
US Treasury Securities	—	—	—	0.7
Short-Term Investments	2.0	1.3	1.2	0.6
Total Investments	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.
#	Equity sector breakdown is based upon the underlying holdings of exchange-traded funds and closed-end management investment companies held by the Portfolio.

22   Annual Report

Lazard Retirement Series, Inc. Portfolios of Investments

December 31, 2020

		Fair
Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio

Common Stocks | 97.7%

Brazil | 5.6%
Banco do Brasil SA	1,411,602	$10,642,800
BB Seguridade Participacoes SA	1,178,100	6,746,563
CCR SA	1,853,850	4,832,277
Engie Brasil Energia SA	410,084	3,478,421
Petrobras Distribuidora SA	423,627	1,812,620
		27,512,681

China | 19.0%
AAC Technologies Holdings, Inc.	638,191	3,591,233
Anhui Conch Cement Co., Ltd., Class H	1,119,875	7,015,726
Baidu, Inc. Sponsored ADR (*)	48,678	10,526,131
China Construction Bank Corp., Class H	18,087,038	13,764,202
China Merchants Bank Co., Ltd., Class H	1,551,237	9,851,617
China Mobile, Ltd. Sponsored ADR	124,240	3,545,810
China Shenhua Energy Co., Ltd., Class H	3,647,275	6,872,526
China Vanke Co., Ltd., Class H	1,179,300	4,077,661
CNOOC, Ltd.	3,913,053	3,596,935
ENN Energy Holdings, Ltd.	263,895	3,873,438
Hengan International Group Co., Ltd.	922,027	6,527,719
Ping An Insurance (Group) Co. of China, Ltd., Class H	790,500	9,709,741
Sinopharm Group Co., Ltd., Class H	2,388,797	5,822,905
Weichai Power Co., Ltd., Class H	2,257,958	4,542,061
		93,317,705

Egypt | 0.8%
Commercial International Bank Egypt SAE GDR	1,048,987	3,935,035

Hong Kong | 1.2%
ASM Pacific Technology, Ltd.	463,088	6,112,956

Hungary | 2.7%
OTP Bank Nyrt. (*)	295,995	13,318,865

The accompanying notes are an integral part of these financial statements.

Annual Report   23

		Fair
Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio (continued)

India | 11.7%
Axis Bank, Ltd. (*)	909,608	$7,743,290
Bajaj Auto, Ltd.	93,370	4,405,105
Bharat Petroleum Corp., Ltd.	657,844	3,440,638
Indus Towers, Ltd.	1,247,138	3,935,707
Coal India, Ltd.	1,303,041	2,417,699
HCL Technologies, Ltd.	447,070	5,802,117
Hero MotoCorp, Ltd.	92,383	3,937,449
Infosys, Ltd. Sponsored ADR	458,982	7,779,745
Oil and Natural Gas Corp., Ltd.	3,539,496	4,514,915
Power Grid Corp. of India, Ltd.	1,458,003	3,801,494
Tata Consultancy Services, Ltd.	110,123	4,321,604
UPL, Ltd.	804,980	5,145,589
		57,245,352

Indonesia | 4.4%
PT Astra International Tbk	10,993,804	4,721,860
PT Bank Mandiri (Persero) Tbk	20,719,830	9,350,239
PT Telkom Indonesia (Persero) Tbk Sponsored ADR	310,404	7,300,702
		21,372,801

Luxembourg | 0.9%
Ternium SA Sponsored ADR (*)	153,059	4,450,956

Mexico | 5.7%
America Movil SAB de CV, Class L Sponsored ADR	724,741	10,537,734
Grupo Financiero Banorte SAB de CV, Class O (*)	851,635	4,704,653
Grupo Mexico SAB de CV, Series B	2,268,508	9,589,532
Kimberly-Clark de Mexico SAB de CV, Series A	1,979,289	3,380,790
		28,212,709

Portugal | 0.9%
Galp Energia SGPS SA	399,578	4,274,328

The accompanying notes are an integral part of these financial statements.

24   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio (continued)

Russia | 8.7%
ALROSA PAO (*),(‡)	5,146,030	$6,874,247
LUKOIL PJSC Sponsored ADR	134,468	9,168,691
Magnit PJSC Sponsored GDR	228,103	4,018,069
Mobile TeleSystems PJSC Sponsored ADR	726,146	6,499,007
Novolipetskiy Metallurgicheskiy Kombinat PAO GDR	59,364	1,647,731
Sberbank of Russia PJSC (‡)	3,888,821	14,252,369
		42,460,114

South Africa | 6.8%
Life Healthcare Group Holdings, Ltd. (*)	3,152,623	3,613,065
Mondi PLC	147,051	3,470,673
Nedbank Group, Ltd.	547,063	4,825,268
Sanlam, Ltd.	1,016,407	4,067,584
Shoprite Holdings, Ltd.	455,522	4,314,936
Standard Bank Group, Ltd.	503,130	4,362,204
The Bidvest Group, Ltd.	468,896	5,038,186
Vodacom Group, Ltd.	424,665	3,581,825
		33,273,741

South Korea | 17.0%
Coway Co., Ltd. (*)	84,794	5,675,590
Hyundai Mobis Co., Ltd.	31,293	7,382,060
KB Financial Group, Inc.	208,519	8,281,635
KT&G Corp.	47,914	3,669,862
Samsung Electronics Co., Ltd.	383,426	28,656,275
Shinhan Financial Group Co., Ltd.	256,021	7,573,569
SK Hynix, Inc.	202,035	22,102,133
		83,341,124

Taiwan | 7.3%
Catcher Technology Co., Ltd.	506,000	3,721,691
Globalwafers Co., Ltd.	315,000	7,971,445
Hon Hai Precision Industry Co., Ltd.	2,280,320	7,446,039
Novatek Microelectronics Corp.	588,000	7,691,309
Taiwan Semiconductor Manufacturing Co., Ltd.	464,989	8,733,182
		35,563,666

The accompanying notes are an integral part of these financial statements.

Annual Report   25

		Fair
Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio (concluded)

Thailand | 1.8%
Kasikornbank Public Co. Ltd. (‡)	1,305,969	$4,985,260
The Siam Cement Public Co. Ltd. (‡)	290,408	3,664,026
		8,649,286

United Kingdom | 3.2%
Anglo American PLC	169,849	5,657,212
Unilever PLC	166,188	10,062,864
		15,720,076
Total Common Stocks (Cost $397,071,626)		478,761,395

Short-Term Investments | 2.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $9,690,966)	9,690,966	9,690,966

Total Investments | 99.7% (Cost $406,762,592)		$488,452,361

Cash and Other Assets in Excess of Liabilities | 0.3%		1,571,335

Net Assets | 100.0%		$490,023,696

The accompanying notes are an integral part of these financial statements.

26   Annual Report

Description	Shares	Fair Value

Lazard Retirement International Equity Portfolio

Common Stocks | 96.9%

Australia | 1.4%
BHP Group PLC	75,454	$1,988,501

Canada | 3.3%
Canadian National Railway Co.	15,764	1,733,062
Suncor Energy, Inc.	96,190	1,613,368
TMX Group, Ltd.	14,523	1,450,588
		4,797,018

China | 3.4%
Autohome, Inc. ADR	14,459	1,440,405
ENN Energy Holdings, Ltd.	89,000	1,306,338
Ping An Insurance (Group) Co. of China, Ltd., Class H	184,000	2,260,079
		5,006,822

Denmark | 3.7%
Carlsberg AS, Class B	13,881	2,225,376
Vestas Wind Systems A/S	13,515	3,198,646
		5,424,022

Finland | 2.2%
Nordea Bank Abp (*)	194,894	1,591,430
Sampo Oyj, A Shares	39,331	1,668,004
		3,259,434

France | 15.9%
Air Liquide SA	15,819	2,596,352
Alstom SA (*)	46,098	2,614,167
BNP Paribas SA (*)	23,341	1,231,103
Engie SA (*)	258,669	3,960,543
Pernod Ricard SA	10,002	1,917,266
Safran SA (*)	20,866	2,959,226
Sanofi	37,305	3,604,429
Vinci SA	14,226	1,415,507
Vivendi SA	87,293	2,815,076
		23,113,669

The accompanying notes are an integral part of these financial statements.

Annual Report   27

Description	Shares	Fair Value

Lazard Retirement International Equity Portfolio (continued)

Germany | 6.9%
Continental AG	11,490	$1,702,577
Fresenius Medical Care AG & Co. KGaA	18,004	1,501,694
Infineon Technologies AG	45,091	1,730,442
Merck KGaA	11,919	2,043,077
ProSiebenSat.1 Media SE (*)	78,651	1,321,904
Vonovia SE	23,450	1,710,021
		10,009,715

Hong Kong | 1.1%
ESR Cayman, Ltd. (*)	437,800	1,573,473

Ireland | 1.1%
Ryanair Holdings PLC Sponsored ADR (*)	14,732	1,620,225

Israel | 1.0%
Bank Leumi Le-Israel BM	252,559	1,490,723

Italy | 2.3%
Enel SpA	329,870	3,331,148

Japan | 15.8%
Daiwa House Industry Co., Ltd.	72,292	2,157,892
Fujitsu, Ltd.	12,236	1,771,323
Hitachi, Ltd.	86,700	3,421,131
Kao Corp.	12,620	975,714
Makita Corp.	44,500	2,233,822
Nexon Co., Ltd.	80,367	2,475,138
Nintendo Co., Ltd.	4,400	2,808,032
Ryohin Keikaku Co., Ltd.	60,300	1,231,891
Sumitomo Mitsui Financial Group, Inc.	57,000	1,763,757
Suzuki Motor Corp.	35,200	1,634,224
Yamaha Corp.	25,100	1,479,565
Z Holdings Corp.	169,056	1,025,349
		22,977,838

Luxembourg | 1.2%
ArcelorMittal SA (*)	74,701	1,714,280

The accompanying notes are an integral part of these financial statements.

28   Annual Report

Description	Shares	Fair Value

Lazard Retirement International Equity Portfolio (continued)

Mexico | 0.7%
Arca Continental SAB de CV	210,100	$1,010,195

Netherlands | 4.9%
Akzo Nobel NV	12,504	1,343,171
JDE Peet’s NV (*)	24,290	1,094,964
Koninklijke DSM NV	17,195	2,962,114
Wolters Kluwer NV	20,329	1,715,829
		7,116,078

Norway | 2.3%
Equinor ASA	85,941	1,425,986
Telenor ASA	110,451	1,870,563
		3,296,549

Portugal | 1.5%
Energias de Portugal SA	280,632	1,768,393
Galp Energia SGPS SA	41,237	441,117
		2,209,510

Singapore | 1.1%
DBS Group Holdings, Ltd.	82,260	1,555,938

South Korea | 2.0%
Samsung Electronics Co., Ltd.	39,087	2,921,262

Spain | 1.3%
Banco Santander SA (*)	604,573	1,877,126

Sweden | 2.2%
Hexagon AB, B Shares	13,683	1,246,022
Sandvik AB (*)	77,849	1,902,961
		3,148,983

Switzerland | 5.8%
ABB, Ltd.	116,276	3,252,396
Flughafen Zuerich AG (*)	6,469	1,144,242
Novartis AG	42,382	4,003,014
		8,399,652

The accompanying notes are an integral part of these financial statements.

Annual Report   29

Description	Shares	Fair Value

Lazard Retirement International Equity Portfolio (concluded)

United Kingdom | 9.6%
3i Group PLC	73,434	$1,173,216
Informa PLC (*)	170,655	1,282,390
Prudential PLC	117,049	2,160,518
RELX PLC	161,175	3,964,409
Tesco PLC	881,661	2,783,541
Unilever PLC	43,424	2,614,011
		13,978,085

United States | 6.2%
Aon PLC, Class A	12,341	2,607,283
Ferguson PLC	18,146	2,206,753
Medtronic PLC	36,701	4,299,155
		9,113,191

Total Common Stocks (Cost $112,902,606)		140,933,437

Preferred Stocks | 1.7%

Germany | 1.7%
Volkswagen AG (Cost $2,292,596)	13,324	2,482,398

Short-Term Investments | 1.3%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $1,953,610)	1,953,610	1,953,610

Total Investments | 99.9% (Cost $117,148,812)		$145,369,445

Cash and Other Assets in Excess of Liabilities | 0.1%		206,090

Net Assets | 100.0%		$145,575,535

The accompanying notes are an integral part of these financial statements.

30   Annual Report

Description	Shares	Fair Value

Lazard Retirement US Small-Mid Cap Equity Portfolio

Common Stocks | 99.4%

Aerospace & Defense | 2.4%
Curtiss-Wright Corp.	7,289	$848,075
HEICO Corp.	3,066	405,939
		1,254,014

Air Freight & Logistics | 0.9%
Echo Global Logistics, Inc. (*)	16,365	438,909

Airlines | 0.8%
Alaska Air Group, Inc.	7,874	409,448

Auto Components | 0.9%
Gentherm, Inc. (*)	6,718	438,148

Banks | 6.3%
Citizens Financial Group, Inc.	25,988	929,331
Comerica, Inc.	10,800	603,288
Commerce Bancshares, Inc.	11,971	786,495
Home BancShares, Inc.	45,469	885,736
		3,204,850

Biotechnology | 4.2%
Emergent Biosolutions, Inc. (*)	6,900	618,240
Exelixis, Inc. (*)	33,265	667,629
United Therapeutics Corp. (*)	5,707	866,265
		2,152,134

Building Products | 2.6%
Armstrong World Industries, Inc.	8,009	595,789
PGT Innovations, Inc. (*)	37,426	761,245
		1,357,034

The accompanying notes are an integral part of these financial statements.

Annual Report   31

Description	Shares	Fair Value

Lazard Retirement US Small-Mid Cap Equity Portfolio (continued)

Capital Markets | 1.6%
Morningstar, Inc.	3,550	$822,074

Chemicals | 2.9%
Ingevity Corp. (*)	10,011	758,133
Innospec, Inc.	8,122	736,909
		1,495,042

Communications Equipment | 2.6%
Ciena Corp. (*)	9,056	478,610
F5 Networks, Inc. (*)	4,900	862,106
		1,340,716

Construction & Engineering | 1.9%
Valmont Industries, Inc.	5,477	958,092

Construction Materials | 1.4%
Eagle Materials, Inc.	7,132	722,828

Containers & Packaging | 2.4%
Avery Dennison Corp.	3,589	556,690
Graphic Packaging Holding Co.	40,569	687,239
		1,243,929

Electrical Equipment | 2.2%
Atkore International Group, Inc. (*)	12,803	526,331
EnerSys	7,112	590,723
		1,117,054

Electronic Equipment, Instruments & Components | 1.0%
Zebra Technologies Corp., Class A (*)	1,376	528,838

Energy Equipment & Services | 1.6%
Cactus, Inc., Class A	30,885	805,172

The accompanying notes are an integral part of these financial statements.

32   Annual Report

Description	Shares	Fair Value

Lazard Retirement US Small-Mid Cap Equity Portfolio (continued)

Entertainment | 1.2%
Take-Two Interactive Software, Inc. (*)	2,943	$611,526

Equity Real Estate Investment Trusts (REITs) | 8.1%
Alexandria Real Estate Equities, Inc.	4,810	857,238
Brixmor Property Group, Inc.	31,791	526,141
Camden Property Trust	5,868	586,331
Hudson Pacific Properties, Inc.	24,348	584,839
Invitation Homes, Inc.	8,553	254,024
PS Business Parks, Inc.	6,365	845,717
Summit Hotel Properties, Inc.	55,678	501,659
		4,155,949

Food & Staples Retailing | 1.3%
Casey’s General Stores, Inc.	3,799	678,577

Food Products | 1.1%
Flowers Foods, Inc.	23,972	542,486

Gas Utilities | 1.6%
New Jersey Resources Corp.	23,210	825,115

Health Care Equipment & Supplies | 1.3%
STERIS PLC	3,617	685,566

Health Care Providers & Services | 1.4%
Henry Schein, Inc. (*)	10,640	711,390

Health Care Technology | 1.1%
HMS Holdings Corp. (*)	15,932	585,501

Hotels, Restaurants & Leisure | 1.6%
Wyndham Hotels & Resorts, Inc.	13,833	822,234

The accompanying notes are an integral part of these financial statements.

Annual Report   33

Description	Shares	Fair Value

Lazard Retirement US Small-Mid Cap Equity Portfolio (continued)

Household Durables | 1.9%
Helen of Troy, Ltd. (*)	1,703	$378,389
Leggett & Platt, Inc.	13,593	602,170
		980,559

Industrial Conglomerates | 1.5%
Carlisle Cos., Inc.	4,948	772,779

Insurance | 4.3%
Arch Capital Group, Ltd. (*)	22,376	807,103
Brown & Brown, Inc.	17,056	808,625
Reinsurance Group of America, Inc.	4,887	566,403
		2,182,131

Interactive Media & Services | 1.9%
Cars.com, Inc. (*)	59,432	671,582
MediaAlpha, Inc. Class A	7,687	300,331
		971,913

IT Services | 4.5%
Amdocs, Ltd.	11,268	799,239
Leidos Holdings, Inc.	7,559	794,602
NIC, Inc.	26,697	689,584
		2,283,425

Leisure Products | 2.6%
Brunswick Corp.	7,602	579,576
Hasbro, Inc.	8,142	761,603
		1,341,179

Life Sciences Tools & Services | 5.1%
Adaptive Biotechnologies Corp. (*)	11,963	707,372
Charles River Laboratories International, Inc. (*)	2,872	717,598
ICON PLC (*)	3,210	625,886
Maravai LifeSciences Holdings, Inc. Class A	19,158	537,382
		2,588,238

The accompanying notes are an integral part of these financial statements.

34   Annual Report

Description	Shares	Fair Value

Lazard Retirement US Small-Mid Cap Equity Portfolio (continued)

Machinery | 3.6%
Altra Industrial Motion Corp.	11,369	$630,183
Columbus McKinnon Corp.	6,647	255,511
Ingersoll Rand, Inc. (*)	7,861	358,147
Kennametal, Inc.	16,620	602,309
		1,846,150

Oil, Gas & Consumable Fuels | 0.4%
Magnolia Oil & Gas Corp. Class A (*)	31,843	224,812

Paper & Forest Products | 1.6%
Neenah, Inc.	14,463	800,093

Pharmaceuticals | 1.4%
Catalent, Inc. (*)	7,126	741,603

Semiconductors & Semiconductor Equipment | 2.8%
CMC Materials, Inc.	3,339	505,191
MKS Instruments, Inc.	6,256	941,215
		1,446,406

Software | 6.8%
Datto Holding Corp.	19,285	520,695
j2 Global, Inc. (*)	8,338	814,539
PTC, Inc. (*)	5,449	651,755
RealPage, Inc. (*)	6,668	581,716
SolarWinds Corp. (*)	33,663	503,262
Vertex, Inc., Class A	12,412	432,558
		3,504,525

Specialty Retail | 2.3%
Designer Brands, Inc. Class A	57,777	441,994
Floor & Decor Holdings, Inc., Class A (*)	3,654	339,274
Leslie’s, Inc.	13,714	380,563
		1,161,831

The accompanying notes are an integral part of these financial statements.

Annual Report   35

Description	Shares	Fair Value

Lazard Retirement US Small-Mid Cap Equity Portfolio (concluded)

Textiles, Apparel & Luxury Goods | 3.0%
Carter’s, Inc.	7,790	$732,805
Tapestry, Inc.	25,434	790,489
		1,523,294

Trading Companies & Distributors | 1.3%
Air Lease Corp.	15,168	673,763

Total Common Stocks (Cost $40,450,801)		50,949,327

Short-Term Investments | 1.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $640,714)	640,714	640,714

Total Investments | 100.6% (Cost $41,091,515)		$51,590,041

Liabilities in Excess of Cash and Other Assets | (0.6)%		(299,248)

Net Assets | 100.0%		$51,290,793

The accompanying notes are an integral part of these financial statements.

36   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio

Common Stocks | 48.0%

Australia | 0.9%
AGL Energy, Ltd.	15,201	$140,161
Ansell, Ltd.	2,186	58,724
Charter Hall Group REIT	18,736	212,657
CSL, Ltd.	310	67,737
Fortescue Metals Group, Ltd.	71,461	1,292,039
Goodman Group REIT	12,289	179,263
Nine Entertainment Co. Holdings, Ltd.	174,846	312,992
Santos, Ltd.	43,110	208,489
Stockland REIT	163,724	528,120
		3,000,182

Belgium | 0.0%
Etablissements Franz Colruyt NV	1,266	75,010
Telenet Group Holding NV	1,425	61,125
		136,135

Canada | 1.7%
CAE, Inc. (*)	55,640	1,543,454
Canadian National Railway Co.	10,324	1,134,091
Constellation Software, Inc.	52	67,524
Dollarama, Inc.	4,858	197,999
Empire Co., Ltd., Class A	4,657	127,282
George Weston, Ltd.	648	48,403
Linamar Corp.	9,378	496,712
Magna International, Inc.	5,514	390,342
Quebecor, Inc., Class B	7,527	193,719
Rogers Communications, Inc., Class B	4,019	187,105
TFI International, Inc.	10,881	560,163
The Toronto-Dominion Bank	18,234	1,028,762
Topicus.com, Inc. (*), (‡)	96	363
		5,975,919

The accompanying notes are an integral part of these financial statements.

Annual Report   37

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Denmark | 0.4%
Coloplast A/S, Class B	1,482	$226,393
Novo Nordisk A/S, Class B	5,069	354,554
Vestas Wind Systems AS ADR	12,101	946,661
		1,527,608

Finland | 0.2%
Elisa Oyj	1,273	69,492
Neste Oyj	1,424	102,869
Valmet Oyj	14,705	420,398
		592,759

France | 1.2%
Carrefour SA	933	15,998
Cie de Saint-Gobain (*)	7,136	327,207
Cie Generale des Etablissements Michelin SCA	3,392	435,325
LVMH Moet Hennessy Louis Vuitton SA ADR	6,979	870,491
Orange SA	11,587	137,904
Pernod Ricard SA ADR	21,344	818,542
Peugeot SA (*)	5,398	147,728
Schneider Electric SE	6,434	930,649
Societe Generale SA (*)	17,383	362,127
Veolia Environnement SA	7,487	183,173
		4,229,144

Germany | 0.9%
Daimler AG	1,061	74,919
Deutsche Bank AG (*)	35,134	382,504
Merck KGaA Sponsored ADR	24,115	828,832
Symrise AG ADR	25,512	848,657
TeamViewer AG ADR (*)	33,429	927,655
		3,062,567

Hong Kong | 0.6%
AIA Group, Ltd. Sponsored ADR	31,872	1,565,871
CK Hutchison Holdings, Ltd.	24,500	171,089

The accompanying notes are an integral part of these financial statements.

38   Annual Report

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

CLP Holdings, Ltd.	10,000	$92,573
Hysan Development Co., Ltd.	17,000	62,524
Jardine Matheson Holdings, Ltd.	1,200	67,209
Sun Hung Kai Properties, Ltd.	18,000	232,385
		2,191,651

Israel | 0.0%
Bezeq The Israeli Telecommunication Corp., Ltd. (*)	36,923	37,082
Plus500, Ltd.	2,894	57,407
		94,489

Japan | 3.9%
AGC, Inc.	2,100	73,340
Ajinomoto Co., Inc.	6,800	154,099
Chubu Electric Power Co., Inc.	8,700	104,753
Credit Saison Co., Ltd.	26,300	305,423
Dai-ichi Life Holdings, Inc.	26,900	408,609
Daito Trust Construction Co., Ltd.	700	65,470
Daiwa Securities Group, Inc.	28,600	130,442
DCM Holdings Co., Ltd.	12,800	145,906
Dip Corp.	5,067	135,600
East Japan Railway Co.	3,300	220,900
Electric Power Development Co., Ltd.	27,600	382,755
ENEOS Holdings, Inc.	41,600	149,557
Fuji Media Holdings, Inc.	5,000	53,372
FUJIFILM Holdings Corp.	1,100	58,014
Hokkaido Electric Power Co., Inc.	58,800	213,893
Hokuriku Electric Power Co.	25,300	166,085
Inpex Corp.	51,800	279,928
ITOCHU Corp.	3,900	112,325
Japan Logistics Fund, Inc. REIT	37	109,118
Japan Petroleum Exploration Co., Ltd.	8,600	156,362
Japan Post Bank Co., Ltd.	27,300	225,527
Japan Post Holdings Co., Ltd.	12,800	99,720
K’s Holdings Corp.	4,800	66,763
KDDI Corp.	9,100	270,246

The accompanying notes are an integral part of these financial statements.

Annual Report   39

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Kureha Corp.	1,900	$134,086
Kyudenko Corp.	2,200	71,048
McDonald’s Holdings Co. Japan, Ltd.	5,100	246,980
Mizuho Financial Group, Inc.	98,920	1,260,943
MS&AD Insurance Group Holdings, Inc.	4,500	137,214
NEC Corp.	1,100	58,897
Nintendo Co., Ltd.	200	127,638
Nintendo Co., Ltd. ADR	16,906	1,361,271
Nippon Yusen KK	11,400	265,959
Nishi-Nippon Financial Holdings, Inc.	22,700	146,348
Nitori Holdings Co., Ltd.	300	62,894
Nitto Denko Corp.	3,100	278,359
Nomura Real Estate Holdings, Inc.	23,100	513,826
Obayashi Corp.	7,800	67,570
Ono Pharmaceutical Co., Ltd.	6,800	204,931
Osaka Gas Co., Ltd.	7,400	151,588
Rengo Co., Ltd.	6,600	55,285
Sankyo Co., Ltd.	2,200	59,522
Secom Co., Ltd.	1,000	92,328
Sekisui House, Ltd.	8,200	167,063
Seven & I Holdings Co., Ltd.	27,400	973,018
Shikoku Electric Power Co., Inc.	27,796	181,980
Shimano, Inc. ADR	39,032	918,419
Softbank Corp.	12,600	157,962
Sumitomo Mitsui Trust Holdings, Inc.	1,700	52,713
Sumitomo Osaka Cement Co., Ltd.	6,100	179,050
Sumitomo Realty & Development Co., Ltd.	5,700	176,122
Taiheiyo Cement Corp.	13,700	344,674
Teijin, Ltd.	4,200	79,195
The Chiba Bank, Ltd.	12,505	68,964
The Gunma Bank, Ltd.	61,000	189,215
The Hachijuni Bank, Ltd.	19,800	66,283
The Kansai Electric Power Co., Inc.	28,300	269,102
The Shizuoka Bank, Ltd.	8,600	63,349
Tohoku Electric Power Co., Inc.	51,100	423,496
Trend Micro, Inc. (*)	1,300	74,843

The accompanying notes are an integral part of these financial statements.

40   Annual Report

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Yamaha Motor Co., Ltd.	7,600	$155,405
		13,925,747

Macau | 0.3%
Sands China, Ltd. ADR	22,542	983,508

Netherlands | 1.1%
Flow Traders	2,707	89,485
Koninklijke Ahold Delhaize NV	7,776	219,596
Koninklijke KPN NV	25,647	77,756
NN Group NV	5,525	241,706
NXP Semiconductors NV	6,740	1,071,727
Wolters Kluwer NV Sponsored ADR	25,992	2,181,769
		3,882,039

New Zealand | 0.0%
Fisher & Paykel Healthcare Corp., Ltd.	6,329	150,296

Norway | 0.1%
Orkla ASA	35,069	355,799
Telenor ASA	4,621	78,260
Yara International ASA	1,497	62,148
		496,207

Singapore | 0.1%
AEM Holdings, Ltd.	93,700	245,590
Singapore Exchange, Ltd.	20,000	140,763
		386,353

Spain | 0.3%
Corporacion Financiera Alba SA	460	21,897
Iberdrola SA	10,515	150,381
Industria de Diseno Textil SA ADR	50,375	808,015
		980,293

The accompanying notes are an integral part of these financial statements.

Annual Report   41

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Sweden | 1.1%
Assa Abloy AB ADR	58,644	$721,321
Axfood AB	5,848	136,310
Epiroc AB ADR	82,295	1,496,123
Hexagon AB ADR	15,179	1,375,977
Husqvarna AB, B Shares	5,276	68,252
Lundin Energy AB	5,482	148,032
Swedish Match AB	1,030	80,012
		4,026,027

Switzerland | 0.8%
ABB, Ltd. Sponsored ADR	39,702	1,110,068
Credit Suisse Group AG	49,429	635,885
Novartis AG	1,374	129,775
Roche Holding AG	1,262	440,322
Swisscom AG	328	176,690
Tecan Group AG	246	120,795
UBS Group AG	3,931	54,981
		2,668,516

United Kingdom | 3.5%
Barclays PLC (*)	189,122	379,569
Coca-Cola European Partners PLC	18,868	940,192
Diageo PLC Sponsored ADR	12,469	1,980,202
GlaxoSmithKline PLC	4,397	80,566
J Sainsbury PLC	84,872	261,826
John Wood Group PLC (*)	34,208	145,233
National Grid PLC	10,222	121,750
Prudential PLC ADR	36,633	1,352,857
RELX PLC Sponsored ADR	58,649	1,446,284
Rio Tinto PLC Sponsored ADR	11,132	837,349
Rio Tinto, Ltd.	1,551	136,232
Standard Chartered PLC (*)	150,347	964,075
Tesco PLC Sponsored ADR	166,375	1,608,830
Unilever PLC Sponsored ADR	32,139	1,939,910
Vodafone Group PLC	62,394	102,678
		12,297,553

The accompanying notes are an integral part of these financial statements.

42   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

United States | 30.9%
3M Co.	437	$76,383
AbbVie, Inc.	7,318	784,124
Accenture PLC, Class A	8,613	2,249,802
Activision Blizzard, Inc.	661	61,374
Adobe, Inc. (*)	1,166	583,140
Advanced Micro Devices, Inc. (*)	2,567	235,420
AGCO Corp.	3,220	331,950
Agilent Technologies, Inc.	564	66,828
Align Technology, Inc. (*)	315	168,330
Allegion PLC	1,298	151,061
Ally Financial, Inc.	6,231	222,197
Alphabet, Inc., Class A (*)	1,369	2,399,364
Alphabet, Inc., Class C (*)	491	860,173
Altria Group, Inc.	1,741	71,381
Amazon.com, Inc. (*)	1,018	3,315,555
Amdocs, Ltd.	1,238	87,811
American Tower Corp. REIT	231	51,850
American Water Works Co., Inc.	382	58,626
AmerisourceBergen Corp.	15,691	1,533,952
Anthem, Inc.	248	79,630
Aon PLC, Class A	9,479	2,002,628
Apache Corp.	13,170	186,882
Apple, Inc.	41,996	5,572,449
Applied Materials, Inc.	6,650	573,895
AptarGroup, Inc.	1,405	192,330
AT&T, Inc.	3,443	99,021
Atmos Energy Corp.	584	55,731
AutoZone, Inc. (*)	50	59,272
Bank of America Corp.	15,039	455,832
Best Buy Co., Inc.	2,356	235,105
Booz Allen Hamilton Holding Corp.	2,732	238,176
Boston Scientific Corp. (*)	26,996	970,506
Bristol-Myers Squibb Co.	865	53,656
Broadridge Financial Solutions, Inc.	404	61,893
Cabot Oil & Gas Corp.	6,853	111,567

The accompanying notes are an integral part of these financial statements.

Annual Report   43

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Cadence Design Systems, Inc. (*)	3,041	$414,884
California Water Service Group	1,120	60,514
Campbell Soup Co.	1,938	93,702
Cardinal Health, Inc.	8,237	441,174
Cboe Global Markets, Inc.	641	59,690
CBRE Group, Inc., Class A (*)	4,765	298,861
CDW Corp.	1,077	141,938
Charter Communications, Inc., Class A (*)	294	194,496
Cisco Systems, Inc.	3,670	164,232
Citizens Financial Group, Inc.	2,422	86,611
CMS Energy Corp.	921	56,190
Cognizant Technology Solutions Corp., Class A	3,966	325,014
Colgate-Palmolive Co.	3,233	276,454
Comcast Corp., Class A	14,348	751,835
ConocoPhillips	7,042	281,610
Costco Wholesale Corp.	359	135,264
Cummins, Inc.	4,957	1,125,735
CVS Health Corp.	10,766	735,318
D.R. Horton, Inc.	2,094	144,318
Darden Restaurants, Inc.	2,179	259,562
DaVita, Inc. (*)	948	111,295
Deere & Co.	1,297	348,958
Devon Energy Corp.	24,123	381,385
Dolby Laboratories, Inc., Class A	521	50,605
Dollar General Corp.	8,505	1,788,601
Domino’s Pizza, Inc.	447	171,407
Dover Corp.	1,185	149,606
DTE Energy Co.	456	55,363
Easterly Government Properties, Inc. REIT	4,661	105,572
Eastman Chemical Co.	2,774	278,177
Eaton Corp. PLC	1,552	186,457
Electronic Arts, Inc.	859	123,352
Eli Lilly & Co.	6,043	1,020,300
Entergy Corp.	841	83,965
Equity Lifestyle Properties, Inc. REIT	949	60,129
Evergy, Inc.	1,155	64,114

The accompanying notes are an integral part of these financial statements.

44   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

ExlService Holdings, Inc. (*)	707	$60,187
Facebook, Inc., Class A (*)	8,297	2,266,409
Fifth Third Bancorp	10,103	278,540
Flowers Foods, Inc.	2,413	54,606
FOX Corp., Class B (*)	7,258	209,611
Gaming and Leisure Properties, Inc. REIT	4,012	170,109
General Mills, Inc.	1,973	116,012
Gilead Sciences, Inc.	1,536	89,487
Graco, Inc.	1,543	111,636
HCA Healthcare, Inc.	2,127	349,806
Honeywell International, Inc.	5,283	1,123,694
Hormel Foods Corp.	3,124	145,610
Humana, Inc.	1,511	619,918
Huntington Ingalls Industries, Inc.	328	55,917
IDEXX Laboratories, Inc. (*)	615	307,420
Intel Corp.	2,983	148,613
Intercontinental Exchange, Inc.	17,056	1,966,386
Intuit, Inc.	2,637	1,001,664
IQVIA Holdings, Inc. (*)	12,047	2,158,461
J.B. Hunt Transport Services, Inc.	580	79,257
Jack Henry & Associates, Inc.	839	135,910
Johnson & Johnson	16,754	2,636,745
Kellogg Co.	2,787	173,435
Kimberly-Clark Corp.	12,919	1,741,869
La-Z-Boy, Inc.	1,485	59,162
Laboratory Corp. of America Holdings (*)	293	59,640
Lennox International, Inc.	387	106,026
LHC Group, Inc. (*)	413	88,101
Lockheed Martin Corp.	2,361	838,108
Lowe’s Cos., Inc.	9,890	1,587,444
Lululemon Athletica, Inc. (*)	231	80,395
MasterCard, Inc., Class A	521	185,966
McDonald’s Corp.	7,728	1,658,274
McKesson Corp.	4,373	760,552
MDU Resources Group, Inc.	8,970	236,270
Medtronic PLC	4,352	509,793

The accompanying notes are an integral part of these financial statements.

Annual Report   45

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Merck & Co., Inc.	18,635	$1,524,343
MetLife, Inc.	4,042	189,772
Mettler-Toledo International, Inc. (*)	502	572,119
Microsoft Corp.	24,198	5,382,119
Mid-America Apartment Communities, Inc. REIT	453	57,391
Moody’s Corp.	3,461	1,004,521
Motorola Solutions, Inc.	10,026	1,705,022
National Fuel Gas Co.	1,436	59,063
Newmont Mining Corp.	1,593	95,405
Northrop Grumman Corp.	1,243	378,767
NVIDIA Corp.	1,489	777,556
O’Reilly Automotive, Inc. (*)	234	105,901
Old Dominion Freight Line, Inc.	2,118	413,391
Old Republic International Corp.	4,381	86,350
Palo Alto Networks, Inc. (*)	2,651	942,139
Paycom Software, Inc. (*)	334	151,051
PayPal Holdings, Inc. (*)	355	83,141
PennyMac Financial Services, Inc.	1,069	70,148
PepsiCo, Inc.	6,849	1,015,707
Pfizer, Inc.	1,858	68,393
Philip Morris International, Inc.	829	68,633
Phillips 66	1,891	132,257
Pioneer Natural Resources Co.	713	81,204
Pool Corp.	267	99,458
ProPetro Holding Corp. (*)	19,257	142,309
PTC, Inc. (*)	10,234	1,224,089
PulteGroup, Inc.	3,284	141,606
PVH Corp.	1,569	147,313
QUALCOMM, Inc.	5,059	770,688
Quest Diagnostics, Inc.	719	85,683
Regeneron Pharmaceuticals, Inc. (*)	101	48,794
Regions Financial Corp.	42,477	684,729
Republic Services, Inc.	3,390	326,457
Rockwell Automation, Inc.	4,152	1,041,363
Ross Stores, Inc.	2,398	294,498
RPM International, Inc.	1,560	141,617

The accompanying notes are an integral part of these financial statements.

46   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

S&P Global, Inc.	4,810	$1,581,191
SBA Communications Corp. REIT	397	112,006
Sempra Energy	484	61,666
Service Corp. International	3,927	192,816
ServiceNow, Inc. (*)	919	505,845
Silgan Holdings, Inc.	3,913	145,094
Sirius XM Holdings, Inc.	85,872	547,005
Southwest Gas Holdings, Inc.	3,045	184,984
Square, Inc., Class A (*)	1,147	249,633
Starbucks Corp.	7,391	790,689
Stepan Co.	478	57,035
STERIS PLC	310	58,757
Sturm Ruger & Co., Inc.	913	59,409
Synopsys, Inc. (*)	6,076	1,575,142
Synovus Financial Corp.	4,657	150,747
Targa Resources Corp.	6,678	176,166
Target Corp.	5,003	883,180
Teradyne, Inc.	3,553	425,969
Terminix Global Holdings, Inc. (*)	1,256	64,069
Tesla, Inc. (*)	1,950	1,376,056
Texas Instruments, Inc.	8,631	1,416,606
Texas Roadhouse, Inc.	3,021	236,121
The Bank of New York Mellon Corp.	2,158	91,586
The Charles Schwab Corp.	17,893	949,045
The Clorox Co.	1,511	305,101
The Coca-Cola Co.	40,422	2,216,742
The Hanover Insurance Group, Inc.	744	86,988
The Hershey Co.	1,117	170,153
The Home Depot, Inc.	3,612	959,419
The J.M. Smucker Co.	539	62,308
The Kroger Co.	3,379	107,317
The New York Times Co.	1,248	64,609
The Procter & Gamble Co.	15,567	2,165,992
The Sherwin-Williams Co.	499	366,720
Thermo Fisher Scientific, Inc.	5,756	2,681,030
Tractor Supply Co.	839	117,947

The accompanying notes are an integral part of these financial statements.

Annual Report   47

			Fair
Description		Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Union Pacific Corp.		971	$202,182
United Parcel Service, Inc., Class B		4,728	796,195
UnitedHealth Group, Inc.		3,820	1,339,598
Universal Health Services, Inc., Class B		1,058	145,475
Verizon Communications, Inc.		38,480	2,260,700
Vertex Pharmaceuticals, Inc. (*)		215	50,813
Viatris, Inc. (*)		2,709	50,767
Visa, Inc., Class A		8,168	1,786,587
Vistra Corp.		10,552	207,452
Walmart, Inc.		5,841	841,980
Warner Music Group Corp., Class A		16,157	613,804
Waste Management, Inc.		1,128	133,025
WEC Energy Group, Inc.		1,069	98,380
Weis Markets, Inc.		969	46,328
Werner Enterprises, Inc.		1,193	46,789
West Pharmaceutical Services, Inc.		344	97,459
WW Grainger, Inc.		607	247,862
Xcel Energy, Inc.		979	65,270
Zoetis, Inc.		11,412	1,888,686
			109,683,107

Total Common Stocks (Cost $137,750,729)			170,290,100

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Corporate Bonds | 17.2%

Australia | 0.6%
Telstra Corp., Ltd., 4.000%, 09/16/22	AUD	$2,800	$2,290,551

Canada | 1.4%
Canadian Imperial Bank of Commerce, 0.950%, 10/23/25	USD	2,530	2,564,445

The accompanying notes are an integral part of these financial statements.

48   Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Rogers Communications, Inc., 3.250%, 05/01/29	CAD	$2,635	$2,294,969
			4,859,414

France | 0.6%
Schneider Electric SE, 2.950%, 09/27/22	USD	1,943	2,027,086

Germany | 0.9%
BMW Finance NV, 0.875%, 08/16/22	GBP	590	815,507
Daimler AG, 0.000% (Euribor 3 Month + 0.450%), 07/03/24 (§)	EUR	1,900	2,316,275
			3,131,782

Switzerland | 0.0%
ABB Finance USA, Inc., 4.375%, 05/08/42	USD	110	145,071

United Kingdom | 1.0%
Ashtead Capital, Inc., 4.125%, 08/15/25	USD	1,025	1,052,675
Tesco Corporate Treasury Services PLC MTN, 2.750%, 04/27/30	GBP	825	1,249,302
Unilever Capital Corp., 3.250%, 03/07/24	USD	1,335	1,449,517
			3,751,494

United States | 12.7%
Adobe, Inc., 2.300%, 02/01/30	USD	1,515	1,638,932
Alphabet, Inc., 1.100%, 08/15/30	USD	1,680	1,655,089

The accompanying notes are an integral part of these financial statements.

Annual Report   49

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Amazon.com, Inc., 3.150%, 08/22/27	USD	$1,550	$1,765,895
American Express Co., 3.000%, 10/30/24	USD	1,640	1,790,869
Apple, Inc., 3.000%, 06/20/27	USD	1,425	1,595,670
Bank of America Corp.: 3.499% (USD LIBOR 3 Month + 0.630%), 05/17/22 (§)	USD	1,908	1,930,594
1.486% (SOFR + 1.460%), 05/19/24 (§)	USD	815	834,014
Citigroup, Inc., 1.579% (BBSW 3 Month + 1.550%), 05/04/21 (§)	AUD	2,006	1,552,758
Dell International LLC, 5.300%, 10/01/29	USD	1,182	1,447,564
HCA, Inc., 5.000%, 03/15/24	USD	735	826,736
John Deere Financial, Inc., 2.410%, 01/14/25	CAD	1,930	1,610,502
Johnson & Johnson, 3.625%, 03/03/37	USD	1,598	1,951,322
JPMorgan Chase & Co., 3.540% (USD LIBOR 3 Month + 1.380%), 05/01/28 (§)	USD	1,830	2,090,888
Kimberly-Clark Corp., 3.200%, 04/25/29	USD	1,168	1,345,567
McDonald’s Corp., 3.125%, 03/04/25	CAD	2,110	1,797,072
Microsoft Corp., 3.500%, 11/15/42	USD	1,425	1,753,430
Morgan Stanley, 3.625%, 01/20/27	USD	1,745	2,002,161
PepsiCo, Inc., 2.875%, 10/15/49	USD	1,445	1,615,418

The accompanying notes are an integral part of these financial statements.

50   Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Pfizer, Inc., 2.625%, 04/01/30	USD	$1,390	$1,550,486
Prologis LP, 1.250%, 10/15/30	USD	1,230	1,217,241
Sealed Air Corp., 4.875%, 12/01/22	USD	800	839,000
Service Corp. International, 4.625%, 12/15/27	USD	765	814,725
Starbucks Corp., 4.450%, 08/15/49	USD	1,535	2,021,420
The Goldman Sachs Group, Inc., 3.625%, 01/22/23	USD	1,665	1,776,682
The Home Depot, Inc., 5.875%, 12/16/36	USD	1,160	1,756,754
The Procter & Gamble Co., 1.200%, 10/29/30	USD	830	830,600
Toyota Motor Credit Corp., 2.150%, 02/13/30	USD	1,875	2,013,250
United Rentals North America, Inc., 4.875%, 01/15/28	USD	780	830,700
Verizon Communications, Inc., 3.875%, 02/08/29	USD	1,847	2,173,105
			45,028,444

Total Corporate Bonds (Cost $57,560,076)			61,233,842

Foreign Government Obligations | 22.8%

Australia | 0.9%
New South Wales Treasury Corp., 1.250%, 11/20/30	AUD	2,125	1,645,106
Queensland Treasury Corp., 1.250%, 03/10/31	AUD	2,140	1,653,367
			3,298,473

The accompanying notes are an integral part of these financial statements.

Annual Report   51

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Bahamas | 0.7%
Bahamas Government International Bond, 6.950%, 11/20/29	USD	$2,600	$2,579,688

Bermuda | 1.3%
Government of Bermuda:
3.717%, 01/25/27	USD	2,095	2,343,781
2.375%, 08/20/30 (#)	USD	2,185	2,292,065
			4,635,846

Canada | 2.1%
City of Vancouver, 2.900%, 11/20/25	CAD	1,320	1,137,643
Province of British Columbia, 4.700%, 06/18/37	CAD	2,215	2,474,748
Province of Quebec:
2.500%, 04/20/26	USD	1,390	1,526,206
1.850%, 02/13/27	CAD	2,980	2,479,283
			7,617,880

Chile | 1.5%
Bonos de la Tesoreria de la Republica en pesos:
4.500%, 03/01/26	CLP	1,100,000	1,775,077
2.300%, 10/01/28	CLP	1,340,000	1,877,063
Republic of Chile, 0.830%, 07/02/31	EUR	1,350	1,722,412
			5,374,552

Colombia | 0.4%
Republic of Colombia, 9.850%, 06/28/27	COP	3,705,000	1,404,783

Croatia | 0.5%
Croatia, 5.500%, 04/04/23	USD	1,575	1,735,453

The accompanying notes are an integral part of these financial statements.

52   Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Czech Republic | 1.4%
Czech Republic, 2.000%, 10/13/33	CZK	$101,750	$5,093,019

Hungary | 1.9%
Hungary Government Bonds:
2.500%, 10/24/24	HUF	522,540	1,859,924
2.750%, 12/22/26	HUF	535,890	1,940,496
3.000%, 10/27/27	HUF	550,650	2,029,967
Hungary Government International Bond, 1.750%, 06/05/35	EUR	620	841,105
			6,671,492

Italy | 0.9%
Italy Buoni Poliennali Del Tesoro, 1.450%, 03/01/36	EUR	1,265	1,659,290
Italy Government International Bonds, 6.875%, 09/27/23	USD	1,420	1,648,752
			3,308,042

Japan | 0.5%
Japan Bank for International Cooperation, 0.625%, 05/22/23	USD	300	301,952
Japan International Cooperation Agency, 2.125%, 10/20/26	USD	1,206	1,295,232
			1,597,184

Mexico | 0.6%
Mexican Bonos, 7.500%, 06/03/27	MXN	28,610	1,635,861
United Mexican States, 6.750%, 02/06/24	GBP	250	401,276
			2,037,137

The accompanying notes are an integral part of these financial statements.

Annual Report   53

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Morocco | 0.5%
Morocco Government International Bond, 1.500%, 11/27/31	EUR	$1,475	$1,753,507

Netherlands | 0.2%
Nederlandse Waterschapsbank NV, 0.500%, 12/02/25 (#)	USD	840	839,940

New Zealand | 1.0%
New Zealand Government Bonds, 4.500%, 04/15/27	NZD	3,840	3,368,314

Norway | 0.9%
Oslo Kommune:
2.300%, 03/14/24	NOK	3,000	364,545
2.350%, 09/04/24	NOK	10,000	1,223,565
0.910% (NIBOR 3 Month + 0.460%), 05/06/26 (§)	NOK	15,000	1,759,047
			3,347,157

Panama | 0.9%
Republic of Panama, 4.000%, 09/22/24	USD	2,815	3,109,695

Peru | 0.7%
Peru Government Bonds, 6.150%, 08/12/32	PEN	7,675	2,579,720

Philippines | 0.7%
Republic of Philippines, 3.900%, 11/26/22	PHP	120,000	2,540,604

Poland | 1.0%
Poland Government Bonds:
2.500%, 07/25/27	PLN	5,445	1,617,496
2.750%, 10/25/29	PLN	5,915	1,801,037
			3,418,533

The accompanying notes are an integral part of these financial statements.

54   Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Romania | 1.9%
Romanian Government Bonds:
4.000%, 10/27/21	RON	$6,790	$1,718,226
4.750%, 02/24/25	RON	12,505	3,377,398
Romanian Government International Bonds, 2.375%, 04/19/27	EUR	1,295	1,726,892
			6,822,516

Singapore | 0.5%
Singapore Government Bonds, 3.375%, 09/01/33	SGD	1,715	1,655,790

Spain | 0.5%
Spain Government Bonds, 1.200%, 10/31/40	EUR	1,246	1,685,364

United Kingdom | 0.8%
United Kingdom Gilt:
1.750%, 09/07/37	GBP	1,050	1,703,491
1.500%, 07/22/47	GBP	615	995,036
			2,698,527

Vietnam | 0.5%
Socialist Republic of Vietnam, 4.800%, 11/19/24	USD	1,530	1,715,991

Total Foreign Government Obligations (Cost $75,404,299)			80,889,207

The accompanying notes are an integral part of these financial statements.

Annual Report   55

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Quasi Government Bonds | 0.5%

Canada | 0.5%
Export Development Canada, 1.800%, 09/01/22 (Cost $1,679,265)	CAD	$2,295	$1,849,522

Supranational Bonds | 3.5%
African Development Bank, 0.750%, 04/03/23	USD	1,210	1,224,304
Asian Development Bank, 2.125%, 03/19/25	USD	936	1,002,640
European Bank for Reconstruction & Development, 1.625%, 09/27/24	USD	840	880,526
European Investment Bank, 1.125%, 09/16/21 (#)	CAD	1,040	821,223
Inter-American Development Bank, 7.875%, 03/14/23	IDR	23,490,000	1,794,101
International Bank for Reconstruction & Development:
2.500%, 08/03/23	CAD	2,650	2,197,945
1.900%, 01/16/25	CAD	1,270	1,052,068
2.900%, 11/26/25	AUD	2,085	1,790,014
International Finance Corp., 2.700%, 03/15/23	AUD	2,101	1,707,123

Total Supranational Bonds (Cost $11,482,846)			12,469,944

The accompanying notes are an integral part of these financial statements.

56  Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

US Municipal Bonds | 1.1%

California | 0.9%
California State Build America Bonds:
7.500%, 04/01/34	USD	$240	$399,999
7.550%, 04/01/39	USD	1,000	1,755,800
State of California, 4.500%, 04/01/33	USD	900	1,087,848
			3,243,647

New York | 0.2%
New York State Urban Development Corp., Series B, 3.900%, 03/15/33	USD	420	482,483

Total US Municipal Bonds (Cost $3,395,710)			3,726,130

US Treasury Securities | 0.7%
US Treasury Note, 2.875%, 08/15/28 (Cost $2,441,708)	USD	2,100	2,438,215

			Fair
Description		Share	Value

Exchange-Traded Funds | 5.2%
iShares MSCI World ETF (Cost $13,619,550)		162,891	$18,310,577

The accompanying notes are an integral part of these financial statements.

Annual Report  57

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (concluded)

Short-Term Investments | 0.6%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $2,250,783)	2,250,783	$2,250,783

Total Investments | 99.6% (Cost $305,584,966) (»)		$353,458,320

Cash and Other Assets in Excess of Liabilities | 0.4%		1,596,415

Net Assets | 100.0%		$355,054,735

The accompanying notes are an integral part of these financial statements.

58   Annual Report

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Forward Currency Contracts open at December 31, 2020:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

AUD	761,616	USD	557,533	HSB	01/20/21	$29,744	$—
AUD	260,061	USD	198,115	HSB	03/25/21	2,510	—
AUD	31,608	USD	24,063	JPM	01/20/21	310	—
AUD	3,847,555	USD	2,714,504	JPM	01/20/21	252,320	—
CAD	1,314,158	USD	1,006,285	HSB	01/20/21	26,207	—
CAD	1,573,936	USD	1,187,056	HSB	01/20/21	49,535	—
CAD	194,237	USD	152,015	HSB	03/25/21	613	—
CAD	302,258	USD	234,218	JPM	01/20/21	3,256	—
CAD	5,001,880	USD	3,734,143	JPM	01/20/21	195,674	—
CAD	13,056,413	USD	9,817,110	MSC	01/20/21	440,894	—
CHF	643,107	USD	710,969	HSB	01/20/21	15,804	—
CHF	548,006	USD	601,000	JPM	01/20/21	18,299	—
CHF	762,497	USD	858,000	JPM	01/20/21	3,695	—
CHF	2,104,490	USD	2,326,576	JPM	01/20/21	51,702	—
CHF	105,714	USD	116,883	MSC	01/20/21	2,584	—
CNH	15,106,880	USD	2,221,600	HSB	01/20/21	99,215	—
CNH	29,335,666	USD	4,304,005	HSB	01/20/21	202,727	—
CNH	3,129,346	USD	469,000	HSB	03/04/21	10,362	—
CNH	29,335,666	USD	4,288,401	HSB	03/04/21	205,319	—
COP	1,193,481,600	USD	329,600	CIT	02/16/21	19,685	—
CZK	1,435,454	USD	62,116	HSB	01/22/21	4,721	—
CZK	13,065,616	USD	592,335	HSB	01/22/21	16,019	—
DKK	1,042,543	USD	171,513	HSB	03/25/21	—	90
EUR	4,332,245	USD	5,128,819	CIT	01/20/21	165,704	—
EUR	271,347	USD	325,941	HSB	01/20/21	5,678	—
EUR	643,820	USD	767,201	HSB	01/20/21	19,624	—
EUR	1,367,472	USD	1,653,400	HSB	01/20/21	17,815	—
EUR	1,504,961	USD	1,794,566	HSB	01/20/21	44,676	—
EUR	22,260,298	USD	26,340,166	HSB	01/20/21	864,590	—
EUR	1,009,100	USD	1,238,368	HSB	03/25/21	—	3,377
EUR	14,792	USD	17,626	JPM	01/20/21	452	—
EUR	892,052	USD	1,047,004	JPM	01/20/21	43,190	—
EUR	1,149,606	USD	1,359,500	JPM	01/20/21	45,457	—
GBP	219,370	USD	293,862	HSB	01/20/21	6,167	—
GBP	442,210	USD	570,752	JPM	01/20/21	34,052	—

The accompanying notes are an integral part of these financial statements.

Annual Report   59

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

GBP	841,686	USD	1,071,497	JPM	01/20/21	$79,664	$—
GBP	977,688	USD	1,302,443	JPM	01/20/21	34,726	—
GBP	1,930,281	USD	2,509,252	JPM	01/20/21	130,763	—
GBP	327,059	USD	442,123	SSB	03/25/21	5,351	—
HUF	212,339,571	USD	700,370	HSB	01/20/21	14,962	—
IDR	7,743,552,000	USD	520,400	JPM	01/15/21	30,232	—
INR	61,198,480	USD	824,000	JPM	01/29/21	11,300	—
JPY	969,979,579	USD	9,256,149	CIT	01/20/21	139,664	—
JPY	2,092,998,861	USD	19,978,798	HSB	01/20/21	295,264	—
JPY	20,397,756	USD	193,900	JPM	01/20/21	3,685	—
JPY	28,940,345	USD	276,207	JPM	01/20/21	4,127	—
KRW	2,614,963,712	USD	2,341,311	JPM	02/25/21	66,733	—
MXN	3,603,951	USD	165,023	HSB	01/20/21	15,770	—
MXN	7,889,755	USD	361,193	JPM	01/20/21	34,597	—
NOK	2,128,997	USD	228,439	JPM	01/22/21	19,862	—
NZD	272,730	USD	189,719	HSB	01/20/21	6,529	—
NZD	1,855,525	USD	1,234,538	JPM	01/20/21	100,641	—
PEN	528,671	USD	147,570	CIT	02/16/21	—	1,487
PLN	499,683	USD	132,871	HSB	01/20/21	904	—
PLN	2,691,638	USD	690,902	HSB	01/20/21	29,699	—
PLN	3,026,495	USD	805,401	HSB	01/20/21	4,848	—
PLN	6,802,013	USD	1,848,835	HSB	01/20/21	—	27,811
RON	1,201,008	USD	292,425	HSB	01/20/21	8,794	—
RON	7,785,322	USD	1,856,300	HSB	01/22/21	96,099	—
RUB	32,491,655	USD	428,500	JPM	01/20/21	10,481	—
SEK	3,941,901	USD	446,344	HSB	01/20/21	32,862	—
SEK	2,563,245	USD	290,208	JPM	01/20/21	21,399	—
SGD	3,512,598	USD	2,589,383	JPM	01/20/21	68,495	—
THB	23,790,456	USD	759,763	HSB	01/20/21	34,303	—
USD	512,210	AUD	677,496	HSB	01/20/21	—	10,203
USD	1,022,973	AUD	1,423,624	HSB	01/20/21	—	74,773
USD	1,757,823	AUD	2,405,999	HSB	01/20/21	—	97,427
USD	68,986	AUD	90,557	HSB	03/25/21	—	874
USD	87,419	AUD	113,392	HSB	03/25/21	—	58
USD	113,700	AUD	161,655	JPM	01/20/21	—	10,951

The accompanying notes are an integral part of these financial statements.

60   Annual Report

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	5,844,608	AUD	8,000,120	JPM	01/20/21	$—	$324,231
USD	132,000	AUD	180,627	MSC	01/20/21	—	7,281
USD	1,780,340	AUD	2,436,953	MSC	01/20/21	—	98,778
USD	3,822,278	CAD	5,044,444	CIT	01/20/21	—	140,980
USD	881,372	CAD	1,171,758	HSB	01/20/21	—	39,240
USD	4,866,057	CAD	6,419,886	HSB	01/20/21	—	177,841
USD	71,209	CAD	90,736	HSB	03/25/21	—	89
USD	244,900	CAD	327,582	JPM	01/20/21	—	12,470
USD	274,000	CAD	358,751	JPM	01/20/21	—	7,859
USD	466,956	CAD	623,078	JPM	01/20/21	—	22,577
USD	3,507,391	CAD	4,627,049	JPM	01/20/21	—	127,932
USD	14,371,421	CAD	18,962,928	MSC	01/20/21	—	527,142
USD	47,000	CHF	42,736	HSB	01/20/21	—	1,296
USD	214,211	CHF	188,754	HSB	03/25/21	501	—
USD	148,700	CHF	137,623	JPM	01/20/21	—	6,828
USD	2,722,600	CHF	2,478,671	JPM	01/20/21	—	78,538
USD	1,449,859	CLP	1,155,392,440	CIT	02/16/21	—	176,152
USD	1,735,318	CLP	1,322,312,000	CIT	02/16/21	—	125,603
USD	213,900	CNH	1,392,339	HSB	01/20/21	—	—
USD	402,400	CNH	2,769,735	HSB	01/20/21	—	23,104
USD	606,000	CNH	3,986,898	HSB	01/20/21	—	6,493
USD	1,281,370	COP	4,925,892,366	CIT	02/16/21	—	160,244
USD	47,000	CZK	1,045,026	HSB	01/22/21	—	1,658
USD	4,531,233	CZK	104,713,630	HSB	01/22/21	—	344,388
USD	485,739	DKK	2,945,520	HSB	03/25/21	1,413	—
USD	1,174,494	EUR	992,080	CIT	01/20/21	—	37,946
USD	231,500	EUR	193,708	HSB	01/20/21	—	5,234
USD	532,349	EUR	456,894	HSB	01/20/21	—	26,030
USD	592,500	EUR	484,247	HSB	01/20/21	692	—
USD	1,838,000	EUR	1,547,307	HSB	01/20/21	—	52,995
USD	2,547,887	EUR	2,153,241	HSB	01/20/21	—	83,632
USD	3,496,896	EUR	2,987,358	HSB	01/20/21	—	154,013
USD	775,800	EUR	660,607	JPM	01/20/21	—	31,541
USD	961,211	EUR	810,934	JPM	01/20/21	—	29,847
USD	1,714,800	EUR	1,470,650	JPM	01/20/21	—	82,511

The accompanying notes are an integral part of these financial statements.

Annual Report   61

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	2,133,900	EUR	1,825,174	JPM	01/20/21	$—	$96,681
USD	608,900	GBP	446,352	HSB	01/20/21	—	1,569
USD	29,247	GBP	22,499	JPM	01/20/21	—	1,524
USD	437,400	GBP	343,029	JPM	01/20/21	—	31,755
USD	492,000	GBP	370,156	JPM	01/20/21	—	14,257
USD	1,261,969	GBP	932,238	JPM	01/20/21	—	13,038
USD	65,652	GBP	47,995	SSB	03/25/21	—	14
USD	341,706	HKD	2,648,682	SSB	03/25/21	—	7
USD	56,000	HUF	17,033,744	HSB	01/22/21	—	1,383
USD	2,650,922	HUF	821,870,081	HSB	01/22/21	—	117,787
USD	2,698,600	HUF	836,781,770	JPM	01/22/21	—	120,344
USD	526,600	JPY	54,377,242	HSB	01/20/21	—	131
USD	1,345,000	JPY	139,495,330	HSB	01/20/21	—	6,237
USD	1,472,510	JPY	151,874,664	HSB	03/25/21	267	—
USD	687,700	JPY	72,419,418	JPM	01/20/21	—	13,799
USD	1,382,300	JPY	145,746,671	JPM	01/20/21	—	29,491
USD	3,073,900	JPY	322,089,697	JPM	01/20/21	—	46,057
USD	492,123	JPY	50,756,808	SSB	03/25/21	96	—
USD	826,176	MXN	16,618,560	HSB	01/20/21	—	7,496
USD	479,194	NOK	4,120,346	HSB	03/25/21	—	1,217
USD	104,900	NOK	1,004,458	JPM	01/20/21	—	12,249
USD	56,000	NOK	504,347	JPM	01/22/21	—	2,821
USD	765,500	NOK	6,928,427	JPM	01/22/21	—	42,550
USD	2,209,585	NOK	20,592,794	JPM	01/22/21	—	192,115
USD	1,627,589	NZD	2,425,613	CIT	01/20/21	—	117,808
USD	591,124	NZD	881,173	HSB	01/20/21	—	42,941
USD	2,126,904	NZD	3,169,752	JPM	01/20/21	—	153,954
USD	2,510,188	PEN	9,081,860	CIT	02/16/21	679	—
USD	1,702,613	PHP	82,627,825	HSB	01/15/21	—	17,687
USD	66,000	PLN	248,714	HSB	01/20/21	—	585
USD	96,200	PLN	376,278	HSB	01/20/21	—	4,536
USD	919,200	PLN	3,577,916	HSB	01/20/21	—	38,674
USD	1,375,300	PLN	5,270,012	HSB	01/20/21	—	35,580
USD	3,196,995	PLN	12,022,841	HSB	01/20/21	—	21,743

The accompanying notes are an integral part of these financial statements.

62   Annual Report

Lazard Retirement Global Dynamic Multi-Asset Portfolio (concluded)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	104,000	RON	428,768	HSB	01/22/21	$—	$3,526
USD	197,500	RON	787,464	HSB	01/22/21	20	—
USD	5,207,529	RON	21,830,171	HSB	01/22/21	—	267,029
USD	98,703	SGD	133,894	JPM	01/20/21	—	2,611
USD	821,858	SGD	1,098,873	JPM	01/20/21	—	9,627
USD	828,610	SGD	1,106,879	JPM	01/20/21	—	8,931
USD	2,054,300	SGD	2,813,976	JPM	01/20/21	—	74,951
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$4,204,022	$4,694,229

The accompanying notes are an integral part of these financial statements.

Annual Report   63

Lazard Retirement Series, Inc. Notes to Portfolios of Investments

December 31, 2020

(*)	Non-income producing security.

(‡)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under GAAP hierarchy - see Note 8 in the Notes to Financial Statements.

(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2020, these securities amounted to 1.1% of net assets of Lazard Retirement Global Dynamic Multi-Asset Portfolio.

(§)	Variable and floating rate securities are securities for which interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2020.

(»)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:
ADR	—	American Depositary Receipt
BBSW	—	Bank Bill Swap Reference Rate
EURIBOR	—	Euro Interbank Offered Rate
GDR	—	Global Depositary Receipt
LIBOR	—	London Interbank Offered Rate
NIBOR	—	Norway Interbank Offered Rate
PJSC	—	Public Joint Stock Company
REIT	—	Real Estate Investment Trust
SOFR	—	Secured Overnight Financing Rate

Currency Abbreviations:
AUD	—	Australian Dollar	JPY	—	Japanese Yen
CAD	—	Canadian Dollar	KRW	—	South Korean Won
CHF	—	Swiss Franc	MXN	—	Mexican New Peso
CLP	—	Chilean Peso	NOK	—	Norwegian Krone
CNH	—	Chinese Yuan Renminbi	NZD	—	New Zealand Dollar
COP	—	Colombia Peso	PEN	—	Peruvian Nuevo Sol
CZK	—	Czech Koruna	PHP	—	Philippine Peso
DKK	—	Danish Krone	PLN	—	Polish Zloty
EUR	—	Euro	RON	—	New Romanian Leu
GBP	—	British Pound Sterling	RUB	—	Russian Ruble
HKD	—	Hong-Kong Dollar	SEK	—	Swedish Krone
HUF	—	Hungarian Forint	SGD	—	Singapore Dollar
IDR	—	Indonesian Rupiah	THB	—	Thai Baht
INR	—	Indian Rupee	USD	—	United States Dollar

Counterparty Abbreviations:
CIT	—	Citibank NA
HSB	—	HSBC Bank USA NA
JPM	—	JPMorgan Chase Bank NA
MSC	—	Morgan Stanley & Co. Inc.
SSB	—	State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

64   Annual Report

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry†	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Global Dynamic Multi-Asset Portfolio

Common & Preferred Stocks and Corporate & Quasi Government Bonds
Aerospace & Defense	—%	2.0%	0.8%
Air Freight & Logistics	—	—	0.2
Airlines	—	1.1	—
Auto Components	1.5	1.2	0.4
Automobiles	2.7	2.8	1.9
Banks	24.0	6.5	4.3
Beverages	—	3.6	2.4
Biotechnology	—	—	0.3
Building Products	—	—	0.4
Capital Markets	—	1.8	3.1
Chemicals	1.0	4.7	0.6
Commercial Services & Suppliers	—	—	0.5
Communications Equipment	—	—	0.5
Construction & Engineering	—	1.0	0.1
Construction Materials	2.2	—	0.1
Consumer Finance	—	—	0.7
Containers & Packaging	—	—	0.3
Diversified Consumer Services	—	—	0.3
Diversified Financial Services	—	—	0.5
Diversified Telecommunication Services	2.3	1.3	2.1
Electric Utilities	0.8	3.5	0.5
Electrical Equipment	—	4.4	1.8
Electronic Equipment, Instruments & Components	2.3	3.2	0.4
Energy Equipment & Services	—	—	0.1
Entertainment	—	5.6	0.6
Equity Real Estate Investment Trusts (REITs)	—	—	0.8
Food & Staples Retailing	1.7	1.9	1.6
Food Products	—	0.8	0.4
Gas Utilities	0.8	0.9	0.1
Health Care Equipment & Supplies	—	3.0	0.7
Health Care Providers & Services	1.9	1.0	2.0
Hotels, Restaurants & Leisure	—	—	2.3
Household Durables	1.2	—	0.2
Household Products	0.7	—	1.9
Independent Power & Renewable Electricity Producers	0.7	—	0.2
Industrial Conglomerates	1.0	—	0.4
Insurance	4.2	6.0	1.7
Interactive Media & Services	2.1	1.7	2.1

The accompanying notes are an integral part of these financial statements.

Annual Report   65

Industry†	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Global Dynamic Multi-Asset Portfolio

Internet & Direct Marketing Retail	—%	—%	1.4%
IT Services	3.7	1.2	1.6
Leisure Products	—	1.0	0.3
Life Sciences Tools & Services	—	—	1.6
Machinery	0.9	4.6	1.6
Marine	—	—	0.1
Media	—	1.8	0.7
Metals & Mining	5.8	2.6	0.7
Multiline Retail	—	0.9	0.8
Multi-Utilities	—	2.7	0.3
Oil, Gas & Consumable Fuels	7.0	2.4	0.7
Paper & Forest Products	0.7	—	—
Personal Products	3.4	2.5	1.0
Pharmaceuticals	—	6.6	3.6
Professional Services	—	3.9	1.0
Real Estate Management & Development	0.8	3.7	0.4
Road & Rail	—	1.2	0.7
Semiconductors & Semiconductor Equipment	10.7	1.2	1.6
Software	—	—	4.6
Specialty Retail	0.4	—	1.7
Technology Hardware, Storage & Peripherals	6.6	2.0	2.4
Textiles, Apparel & Luxury Goods	—	—	0.3
Tobacco	0.7	—	0.1
Trading Companies & Distributors	—	1.5	0.3
Transportation Infrastructure	1.0	0.8	—
Wireless Telecommunication Services	4.9	—	0.9
Subtotal	97.7	98.6	65.7
Exchange Traded Funds	—	—	5.2
Foreign Government Obligations	—	—	22.8
Supranational Bonds	—	—	3.5
US Municipal Bonds	—	—	1.1
US Treasury Securities	—	—	0.7
Short-Term Investments	2.0	1.3	0.6
Total Investments	99.7%	99.9%	99.6%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

66   Annual Report

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Annual Report   67

Lazard Retirement Series, Inc. Statements of Assets and Liabilities

December 31, 2020	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement International Equity Portfolio
ASSETS
Investments in securities, at fair value	$488,452,361	$145,369,445
Foreign currency, at fair value	27,419	68
Receivables for:
Investments sold	4,539,701	—
Capital stock sold	391,403	116,682
Dividends and interest	369,837	642,970
Cash collateral due from broker on forward contracts	—	—
Gross unrealized appreciation on forward currency contracts	—	—
Total assets	493,780,721	146,129,165

LIABILITIES
Payables for:
Management fees	407,086	79,593
Foreign capital gains taxes	375,884	—
Accrued professional services	119,949	91,523
Accrued distribution fees	77,242	30,990
Accrued directors’ fees	1,068	368
Investments purchased	1,709,376	—
Capital stock redeemed	835,889	306,808
Gross unrealized depreciation on forward currency contracts	—	—

Other accrued expenses and payables	230,531	44,348
Total liabilities	3,757,025	553,630
Net assets	$490,023,696	$145,575,535

NET ASSETS
Paid in capital	$472,947,354	$114,659,560
Distributable earnings (Accumulated loss)	17,076,342	30,915,975
Net assets	$490,023,696	$145,575,535

Service Shares
Net assets	$364,845,828	$145,575,535
Shares of capital stock outstanding*	17,272,471	13,703,186
Net asset value, offering and redemption price per share	$21.12	$10.62

Investor Shares
Net assets	$125,177,868	—
Shares of capital stock outstanding*	5,987,048	—
Net asset value, offering and redemption price per share	$20.91	—

Cost of investments in securities	$406,762,592	$117,148,812
Cost of foreign currency	$27,457	$69
* $0.001 par value, 2,550,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

68   Annual Report

Lazard Retirement US Small-Mid Cap Equity Portfolio	Lazard Retirement Global Dynamic Multi-Asset Portfolio

$51,590,041	$353,458,320
—	1,341

—	441,450
14,915	76,521
45,518	1,726,594

—	570,000

—	4,204,022
51,650,474	360,478,248

19,893	197,984
—	—
23,589	80,307
10,867	75,592
18	82
—	—
281,356	272,570

—	4,694,229

23,958	102,749
359,681	5,423,513
$51,290,793	$355,054,735

$41,241,426	$308,704,470
10,049,367	46,350,265
$51,290,793	$355,054,735

$51,290,793	$354,855,549
3,153,046	26,229,857

$16.27	$13.53

—	$199,186
—	14,719

—	$13.53

$41,091,515	$305,584,966
—	$1,319

Annual Report   69

Lazard Retirement Series, Inc. Statements of Operations

For the Year Ended December 31, 2020	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement International Equity Portfolio

Investment Income (Loss)
Income
Dividends	$15,502,653	$2,737,866
Interest	—	—
Total investment income*	15,502,653	2,737,866
Expenses
Management fees (Note 3)	4,559,889	1,004,486
Distribution fees (Service Shares)	822,993	334,829
Professional services	273,623	195,622
Custodian fees	218,298	65,560
Shareholders’ reports	159,801	33,986
Administration fees	74,998	33,930
Shareholders’ services	36,591	12,944
Directors’ fees and expenses	30,772	12,249
Other	14,140	7,165
Total gross expenses	6,191,105	1,700,771
Management fees waived and expenses reimbursed	—	(137,480)
Total net expenses	6,191,105	1,563,291
Net investment income (loss)	9,311,548	1,174,575
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments**	(25,202,163)	1,877,228
Foreign currency transactions	(339,900)	(8,891)
Forward currency contracts	—	—
Total net realized gain (loss)	(25,542,063)	1,868,337
Net change in unrealized appreciation (depreciation) on:
Investments†	(2,991,231)	6,988,860
Foreign currency translations	(815)	48,717

Forward currency contracts	—	—

Total net change in unrealized appreciation (depreciation)	(2,992,046)	7,037,577

Net realized and unrealized gain (loss)	(28,534,109)	8,905,914
Net increase (decrease) in net assets resulting from operations	$(19,222,561)	$10,080,489
* Net of foreign withholding taxes of	$2,099,382	$334,307
** Net of foreign capital gains taxes of	$282,136	$—
† Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$109,900	$—

The accompanying notes are an integral part of these financial statements.

70   Annual Report

Lazard Retirement US Small-Mid Cap Equity Portfolio	Lazard Retirement Global Dynamic Multi-Asset Portfolio

$643,338	$3,270,571
—	3,156,546
643,338	6,427,117

370,395	2,852,527
123,465	891,108
64,720	230,821
28,516	197,538
18,525	57,844
24,307	62,570
13,027	20,991
7,590	23,716
5,976	9,907
656,521	4,347,022
(88,540)	(603,265)
567,981	3,743,757
75,357	2,683,360

(440,191)	(4,148,780)
—	117,540
—	2,682,783
(440,191)	(1,348,457)

2,826,907	244,413
—	38,406

—	(448,564)

2,826,907	(165,745)

2,386,716	(1,514,202)

$2,462,073	$1,169,158
$—	$130,921
$—	$—

$—	$—

Annual Report   71

Lazard Retirement Series, Inc. Statements of Changes in Net Assets

	Lazard Retirement
	Emerging Markets Equity Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$9,311,548	$12,391,722
Net realized gain (loss)	(25,542,063)	(6,489,295)
Net change in unrealized appreciation (depreciation)	(2,992,046)	90,389,537
Net increase (decrease) in net assets resulting from operations	(19,222,561)	96,291,964
Distributions to shareholders (Note 2(e))
From net investment income and net realized gains
Service Shares	(8,607,423)	(3,510,943)
Investor Shares	(3,358,135)	(1,512,697)
Net decrease in net assets resulting from distributions	(11,965,558)	(5,023,640)
Capital stock transactions
Net proceeds from sales
Service Shares	63,205,948	49,575,227
Investor Shares	22,383,429	18,081,525
Net proceeds from reinvestment of distributions
Service Shares	8,607,423	3,510,943
Investor Shares	3,358,135	1,512,697
Cost of shares redeemed
Service Shares	(98,961,364)	(110,917,529)
Investor Shares	(61,959,254)	(37,580,197)
Net increase (decrease) in net assets from capital stock transactions	(63,365,683)	(75,817,334)
Total increase (decrease) in net assets	(94,553,802)	15,450,990
Net assets at beginning of period	584,577,498	569,126,508
Net assets at end of period	$490,023,696	$584,577,498

Shares issued and redeemed

Service Shares
Shares outstanding at beginning of period	18,647,347	21,481,506
Shares sold	3,605,190	2,455,086
Shares issued to shareholders from reinvestment of distributions	491,011	183,723
Shares redeemed	(5,471,077)	(5,472,968)
Net increase (decrease)	(1,374,876)	(2,834,159)
Shares outstanding at end of period	17,272,471	18,647,347

Investor Shares
Shares outstanding at beginning of period	8,005,599	8,890,959
Shares sold	1,300,059	906,635
Shares issued to shareholders from reinvestment of distributions	193,664	79,995
Shares redeemed	(3,512,274)	(1,871,990)
Net increase (decrease)	(2,018,551)	(885,360)
Shares outstanding at end of period	5,987,048	8,005,599
*	Shares and share transactions prior to December 4, 2020 were adjusted to reflect a 1:2 reverse shares split.

The accompanying notes are an integral part of these financial statements.

72   Annual Report

Lazard Retirement International Equity Portfolio		Lazard Retirement US Small-Mid Cap Equity Portfolio
Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019

$1,174,575	$3,015,402	$75,357	$147,302
1,868,337	6,492,886	(440,191)	3,496,757
7,037,577	21,215,113	2,826,907	10,716,911

10,080,489	30,723,401	2,462,073	14,360,970

(7,373,572)	(562,828)	(3,542,237)	(1,035,371)
—	—	—	—

(7,373,572)	(562,828)	(3,542,237)	(1,035,371)

14,335,235	10,640,397	10,633,780	7,212,368
—	—	—	—

7,373,572	562,828	3,542,237	1,035,371
—	—	—	—

(31,565,292)	(58,336,967)	(21,265,117)	(13,906,210)
—	—	—	—

(9,856,485)	(47,133,742)	(7,089,100)	(5,658,471)
(7,149,568)	(16,973,169)	(8,169,264)	7,667,128
152,725,103	169,698,272	59,460,057	51,792,929
$145,575,535	$152,725,103	$51,290,793	$59,460,057

14,723,964	19,737,430	3,613,885 *	4,009,806	*
1,568,228	1,102,405	743,293 *	460,840	*

787,758	59,183	260,070 *	69,117	*
(3,376,764)	(6,175,054)	(1,464,202)*	(925,878	)*
(1,020,778)	(5,013,466)	(460,839)*	(395,921	)*
13,703,186	14,723,964	3,153,046	3,613,885	*

—	—	—	—
—	—	—	—

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

Annual Report   73

	Lazard Retirement
	Global Dynamic Multi-Asset Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$2,683,360	$4,906,712
Net realized gain (loss)	(1,348,457)	2,695,904
Net change in unrealized appreciation (depreciation)	(165,745)	57,503,831
Net increase (decrease) in net assets resulting from operations	1,169,158	65,106,447
Distributions to shareholders (Note 2(e))
From net investment income and net realized gains
Service Shares	(6,026,173)	(728,839)
Investor Shares	(2,429)	(17)
Net decrease in net assets resulting from distributions	(6,028,602)	(728,856)
Capital stock transactions
Net proceeds from sales
Service Shares	26,196,032	23,524,506
Investor Shares	208,461	29,310
Net proceeds from reinvestment of distributions
Service Shares	6,026,173	728,839
Investor Shares	2,429	17
Cost of shares redeemed
Service Shares	(73,198,221)	(74,836,861)
Investor Shares	(46,722)	(316)
Net increase (decrease) in net assets from capital stock transactions	(40,811,848)	(50,554,505)
Total increase (decrease) in net assets	(45,671,292)	13,823,086
Net assets at beginning of period	400,726,027	386,902,941
Net assets at end of period	$355,054,735	$400,726,027

Shares issued and redeemed

Service Shares
Shares outstanding at beginning of period	29,362,855	33,321,445
Shares sold	2,145,528	1,848,416
Shares issued to shareholders from reinvestment of distributions	474,493	56,719
Shares redeemed	(5,753,019)	(5,863,725)
Net increase (decrease)	(3,132,998)	(3,958,590)
Shares outstanding at end of period	26,229,857	29,362,855

Investor Shares
Shares outstanding at beginning of period	2,331	86
Shares sold	15,925	2,268
Shares issued to shareholders from reinvestment of distributions	191	1
Shares redeemed	(3,728)	(24)
Net increase (decrease)	12,388	2,245
Shares outstanding at end of period	14,719	2,331

The accompanying notes are an integral part of these financial statements.

74   Annual Report

Lazard Retirement Series, Inc. Financial Highlights

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Service Shares
Net asset value, beginning of period	$22.00	$18.80	$23.59	$18.78	$15.70
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.36	0.43	0.42	0.31	0.23	^
Net realized and unrealized gain (loss)	(0.75)	2.95	(4.80)	4.89	3.04

Total from investment operations	(0.39)	3.38	(4.38)	5.20	3.27
Less distributions from:
Net investment income	(0.49)	(0.18)	(0.41)	(0.39)	(0.19)

Total distributions	(0.49)	(0.18)	(0.41)	(0.39)	(0.19)

Net asset value, end of period	$21.12	$22.00	$18.80	$23.59	$18.78

Total Return (b)	–1.32%	18.14%	–18.56%	27.76%	20.84	%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$364,846	$410,188	$403,949	$942,572	$880,047
Ratios to average net assets:
Net expenses	1.43%	1.42%	1.36%	1.38%	1.37	%^
Gross expenses	1.43%	1.43%	1.36%	1.38%	1.38%
Net investment income (loss)	1.95%	2.10%	1.89%	1.45%	1.29	%^
Portfolio turnover rate	27%	19%	16%	10%	12%

The accompanying notes are an integral part of these financial statements.

Annual Report   75

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Investor Shares
Net asset value, beginning of period	$21.78	$18.58	$23.31	$18.56	$15.51
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.41	0.47	0.45	0.37	0.26	^
Net realized and unrealized gain (loss)	(0.75)	2.91	(4.72)	4.83	3.02

Total from investment operations	(0.34)	3.38	(4.27)	5.20	3.28
Less distributions from:
Net investment income	(0.53)	(0.18)	(0.46)	(0.45)	(0.23)

Total distributions	(0.53)	(0.18)	(0.46)	(0.45)	(0.23)

Net asset value, end of period	$20.91	$21.78	$18.58	$23.31	$18.56

Total Return (c)	–1.03%	18.36%	–18.32%	28.07%	21.18	%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$125,178	$174,389	$165,177	$238,656	$187,408
Ratios to average net assets:
Net expenses	1.18%	1.18%	1.11%	1.14%	1.12	%^
Gross expenses	1.18%	1.18%	1.11%	1.14%	1.14%
Net investment income (loss)	2.28%	2.37%	2.09%	1.74%	1.52	%^
Portfolio turnover rate	27%	19%	16%	10%	12%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was a 0.06% impact on the total return of the Portfolio. There was a 0.02% impact on the net expenses and net investment income (loss) ratios of the Portfolio.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

76   Annual Report

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Service Shares
Net asset value, beginning of period	$10.37	$8.60	$10.83	$11.57	$12.28
Income (Loss) from investment operations:
Net investment income (loss)	0.11	0.20	0.18	0.31	0.19 ^
Net realized and unrealized gain (loss)	0.68	1.60	(1.70)	2.24	(0.71)

Total from investment operations	0.79	1.80	(1.52)	2.55	(0.52)
Less distributions from:
Net investment income	(0.22)	(0.03)	(0.17)	(0.33)	(0.16)
Net realized gains	(0.32)	—	(0.54)	(2.96)	(0.03)

Total distributions	(0.54)	(0.03)	(0.71)	(3.29)	(0.19)

Net asset value, end of period	$10.62	$10.37	$8.60	$10.83	$11.57

Total Return (a)	8.24%	21.00%	–13.91%*	22.33%	–4.29%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$145,576	$152,725	$169,698	$221,307	$653,014
Ratios to average net assets:
Net expenses	1.17%	1.12%	1.12%	1.11%	1.08%^
Gross expenses	1.27%	1.20%	1.14%	1.12%	1.09%
Net investment income (loss)	0.88%	1.87%	1.62%	1.11%	1.59%^
Portfolio turnover rate	33%	32%	33%	44%	28%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. There was a 0.01% impact on the net expenses and net investment income (loss) ratios of the Portfolio.
*	The Portfolio received settlement proceeds from a foreign exchange trading class action lawsuit. The proceeds from the settlement represented a realized gain and was recorded in the period received. There was a 0.10% impact on the total return of the Portfolio.
(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

Annual Report   77

LAZARD RETIREMENT US SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20*	12/31/19*	12/31/18*	12/31/17*	12/31/16*

Service Shares
Net asset value, beginning period	$16.46	$12.92	$16.66	$16.18	$14.78
Income (Loss) from investment operations:
Net investment income (loss)	0.03	0.04	0.02	0.02	0.06	^
Net realized and unrealized gain (loss)	0.87	3.80	(2.08)	2.14	2.18

Total from investment operations	0.90	3.84	(2.06)	2.16	2.24
Less distributions from:
Net investment income	(0.03)	—	— (a)	(0.06)	—
Net realized gains	(1.06)	(0.30)	(1.68)	(1.62)	(0.84)

Total distributions	(1.09)	(0.30)	(1.68)	(1.68)	(0.84)

Net asset value, end of period	$16.27	$16.46	$12.92	$16.66	$16.18

Total Return (b)	6.76%	29.93%	–13.24%	13.95%	15.78	%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$51,291	$59,460	$51,793	$66,869	$65,478
Ratios to average net assets:
Net expenses	1.15%	1.15%	1.15%	1.19%	1.25	%^
Gross expenses	1.33%	1.27%	1.23%	1.25%	1.32%
Net investment income (loss)	0.15%	0.27%	0.14%	0.09%	0.46	%^
Portfolio turnover rate	71%	60%	81%	79%	94%

*	On December 4, 2020, the Portfolio effected a 1:2 reverse share split. All per share data prior to December 4, 2020 has been adjusted to reflect the reverse share split.
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).
(a)	Amount is less than $0.01 per share.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

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LAZARD RETIREMENT GLOBAL DYNAMIC MULTI-ASSET PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Service Shares
Net asset value, beginning of period	$13.65	$11.61	$13.49	$11.82	$11.51
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.10	0.16	0.16	0.17	0.14
Net realized and unrealized gain (loss)	— (b)	1.91	(1.06)	2.25	0.24

Total from investment operations	0.10	2.07	(0.90)	2.42	0.38
Less distributions from:
Net investment income	(0.08)	(0.01)	(0.18)	—	(0.03)
Net realized gains	(0.14)	(0.02)	(0.80)	(0.75)	(0.04)

Total distributions	(0.22)	(0.03)	(0.98)	(0.75)	(0.07)

Net asset value, end of period	$13.53	$13.65	$11.61	$13.49	$11.82

Total Return (c)	0.81%	17.79%	–6.57%	20.53%	3.30%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$354,856	$400,694	$386,902	$384,208	$293,286
Ratios to average net assets :
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Gross expenses	1.22%	1.20%	1.17%	1.19%	1.25%
Net investment income (loss)	0.75%	1.23%	1.22%	1.28%	1.23%
Portfolio turnover rate	177%	115%	110%	104%	105%

The accompanying notes are an integral part of these financial statements.

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Selected data for a share of capital stock outstanding	Year Ended		Period Ended
throughout each period	12/31/20	12/31/19	12/31/18*

Investor Shares
Net asset value, beginning of period	$13.65	$11.61	$11.61
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.12	0.14	—

Net realized and unrealized gain (loss)	— (b)	1.93	— (b)

Total from investment operations	0.12	2.07	— (b)
Less distributions from:
Net investment income	(0.10)	(0.01)	—
Net realized gains	(0.14)	(0.02)	—

Total distributions	(0.24)	(0.03)	—

Net asset value, end of period	$13.53	$13.65	$11.61

Total Return (c)	0.96%	17.79%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$199	$32	$1
Ratios to average net assets:
Net expenses	0.90%	0.90%	0.00%
Gross expenses	4.14%	84.50%	0.00%
Net investment income (loss)	0.93%	1.05%	0.00%
Portfolio turnover rate	177%	115%	N/A

*	The inception date for the Investor Shares was December 31, 2018.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

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Lazard Retirement Series, Inc. Notes to Financial Statements
December 31, 2020

1. Organization

Lazard Retirement Series, Inc. was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund, comprised of twenty-three no-load portfolios (each referred to as a “Portfolio”), is currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax- deferred basis. Currently only the following four Portfolios, each of which is “diversified”, as defined by the 1940 Act, are offered: Lazard Retirement Emerging Markets Equity Portfolio (“Emerging Markets Equity Portfolio”), Lazard Retirement International Equity Portfolio (“International Equity Portfolio”), Lazard Retirement US Small-Mid Cap Equity Portfolio (“US Small-Mid Cap Equity Portfolio”), and Lazard Retirement Global Dynamic Multi-Asset Portfolio (“Global Dynamic Multi-Asset Portfolio”). Each of the other nineteen Portfolios had not commenced operations as of December 31, 2020. Effective January 31, 2006, the Fund designated its existing class of shares as Service Shares and commenced offering Investor Shares. Investor Shares and Service Shares are identical, except as to the services offered to, and expenses borne by, each class of shares. As of December 31, 2020, only the Emerging Markets Equity and Global Dynamic Multi-Asset Portfolios had issued Investor Shares.

On December 4, 2020, the US Small Mid-Cap Equity Portfolio had a 1-for-2 reverse share split, effective after the market close on December 4, 2020. After the reverse share split, shareholders in the Portfolio held one share for every two Portfolio shares previously held. The reverse share split had no impact on the overall value of a shareholder’s investment.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with US GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a

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summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for US listed equity securities) or the closing price (for non-US listed equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System (“NASDAQ”), the NASDAQ Official Closing Price. If there is no available closing price for a non-US listed equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on certain non-US securities exchanges or markets, such as those in Europe and Asia, ordinarily may be completed before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, securities trading in a particular non-US country or countries, may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are

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determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Certain non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The Valuation Committee of the Investment Manager, which is subject to the oversight of the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio management team also will be considered.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily. A Portfolio amortizes

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premiums and accretes discounts on fixed-income securities using the effective yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, some Portfolios have filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial statements. Such amounts, if and when recorded, could result in an increase in a Portfolio’s NAV per share.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Daily fluctuations in the value of forward currency contracts are recorded as unrealized appreciation (depreciation) on forward currency con-

84   Annual Report

tracts. When the contract is closed, the Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflect the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

During the year ended December 31, 2020, the Global Dynamic Multi-Asset Portfolio traded in forward currency contracts.

(d) Federal Income Taxes—The Fund’s policy is for each Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2020, the following Portfolio had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term

Emerging Markets Equity	$13,134,879	$55,827,050
Global Dynamic Multi-Asset	6,457,455	—

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2020, the Portfolios had no such losses to defer.

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For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Emerging Markets Equity	$411,093,474	$108,597,515	$31,238,628	$77,358,887
International Equity	117,554,393	30,923,014	3,107,962	27,815,052
US Small-Mid Cap Equity	41,620,856	10,450,970	481,785	9,969,185
Global Dynamic Multi-Asset	306,211,209	44,504,966	1,400,548	43,104,418

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. Each Portfolio files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(e) Dividends and Distributions—For each Portfolio, income dividends if any, will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders, but may be distributed more frequently. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, certain expenses, currency straddles,

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wash sales, passive foreign investment companies, distributions redesignations, return of capital distributions, premium amortization, non-deductible organization expenses and distributions from real estate investment trusts.

The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

		Distributable Earnings
Portfolio	Paid in Capital	(Accumulated Loss)

Global Dynamic Multi-Asset	$46,951	$(46,951)

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2020	2019	2020	2019

Emerging Markets Equity	$11,965,558	$5,023,640	$—	$—
International Equity	2,990,998	562,828	4,382,574	—
US Small-Mid Cap Equity	296,173	—	3,246,064	1,035,371
Global Dynamic Multi-Asset	2,203,205	186,997	3,825,397	541,859

At December 31, 2020, the components of distributable earnings (accumulated loss), on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income (Deferred Ordinary Losses)	Undistributed Long-Term Capital Gain (Deferred Capital Losses)	Net Unrealized Appreciation (Depreciation) Including Foreign Currency

Emerging Markets Equity	$9,054,948	$(68,961,929)	$76,983,323
International Equity	1,333,744	1,712,044	27,870,187
US Small-Mid Cap Equity	30,105	50,075	9,969,187
Global Dynamic Multi-Asset	9,736,785	(6,457,455)	43,070,935

(f) Allocation of Expenses—Expenses common to the Fund, The Lazard Funds, Inc., and Lazard Global Total Return and Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses

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of the Fund not directly chargeable to one or more Portfolios are similarly allocated among the Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees in the Service Share class. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between its classes based upon the relative net assets of each class.

(g) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(h) Net Asset Value—The NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time).The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. The NAV per share of a class is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager manages the investment operations of each Portfolio and the assets of each Portfolio including the purchase, retention and disposition thereof, in accordance with the Portfolio’s investment objectives, policies, and restrictions, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a

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percentage of each Portfolio’s average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

Emerging Markets Equity	1.00%
International Equity	0.75
US Small-Mid Cap Equity	0.75
Global Dynamic Multi-Asset	0.80

The Investment Manager has voluntarily agreed to waive its fees and, if necessary, reimburse each Portfolio until May 1, 2021 (or such other date) if the aggregate direct expenses of the Portfolio, exclusive of taxes, brokerage, interest on borrowings, dividend and interest expenses on securities sold short, fees and expenses of “Acquired Funds” (as defined in Form N-1A), fees and expenses related to filing foreign tax reclaims, and extraordinary expenses, exceed the applicable percentage(s) of the value of the Portfolio’s average daily net assets set forth opposite the Portfolio’s name in the table below. The Fund, on behalf of the Portfolio, may deduct from the payment to be made to the Investment Manager under the Management Agreement, or the Investment Manager will bear, such excess expenses.

Portfolio	Service Shares	Investor Shares

Emerging Markets Equity	1.45%	1.20%
International Equity	1.10	N/A
US Small-Mid Cap Equity	1.15	N/A
Global Dynamic Multi-Asset	1.05	0.90	(a)

(a)	This Agreement will continue in effect until May 1, 2030 for Investor Shares.

During the year ended December 31, 2020, the Investment Manager waived its management fees and/or reimbursed the following Portfolios for other expenses as follows:

	Service Shares		Investor Shares
	Management	Expenses	Management	Expenses
Portfolio	Fees Waived	Reimbursed	Fees Waived	Reimbursed

International Equity	$137,480	$—	N/A	N/A
US Small-Mid Cap Equity	88,540	—	N/A	N/A
Global Dynamic Multi-Asset	599,293	—	$982	$2,990

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The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

State Street serves as the Fund’s custodian and provides the Fund with certain administrative services.

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for custody out-of-pocket expenses from 1998 until 2015.The difference between what was charged and what should have been charged, plus interest, was recorded as a reimbursement when determined in 2016. Pursuant to the expense limitations described above, certain Portfolios experienced management fee waivers during the year ended December 31, 2016. Accordingly, the reimbursement of out-of-pocket expenses resulted in the reduction in the waiver of management fees for certain Portfolios for the year ended December 31, 2016.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears, amongst other things, the cost of preparing and distributing materials used by the Distributor in connection with its offering Portfolio shares and other advertising and promotional expenses.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Service Shares, for certain distribution activities and providing services to holders of the Portfolio’s Service shares. The Distributor may make payments to participating insurance companies or to certain financial institutions, securities dealers and other industry professionals in respect of these services.

DST is the Fund’s transfer agent and dividend disbursing agent.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For the year ended December 31, 2020, each Director who is

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not an affiliated person of the Investment Manager or any of its affiliates was paid by all of the funds in the Lazard Fund Complex: (1) an annual retainer of $237,000, (2) an additional annual retainer of $33,700 to the lead Independent Director, and (3) an additional annual retainer of $23,500 to the Audit Committee Chair. The Independent Directors (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund) also may be paid additional fees for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings or incurred in connection with work performed on behalf of the Board. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. The compensation policy (i.e., retainer amounts and any additional fees as described above) for Independent Directors for the Lazard Fund Complex will remain the same in 2021. Independent Directors’ compensation and expense are allocated among the funds in the Lazard Fund Complex at a rate of $5,000 per active portfolio with the remainder allocated among the active Portfolios on the basis of relative net assets. The Statement of Operations of each Portfolio shows the Independent Directors’ compensation and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2020 were as follows:

Portfolio	Purchases	Sales

Emerging Markets Equity	$117,848,210	$182,344,433
International Equity	43,066,777	57,373,052
US Small-Mid Cap Equity	34,308,584	43,340,137
Global Dynamic Multi-Asset	544,129,137	577,165,593

	US Treasury Securities
Portfolio	Purchases	Sales

Global Dynamic Multi-Asset	$55,702,226	$60,564,316

For the year ended December 31, 2020, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under

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the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Investment Risks

Not all risks described below apply to all Portfolios, or may not apply to the same degree for one or more Portfolios compared to one or more other Portfolios. In addition, not all risks applicable to an investment in a Portfolio are described below. Please see the current summary prospectus for the relevant Portfolio(s) or a current Portfolio prospectus for further information regarding a Portfolio’s investment strategy and related risks.

(a) Market Risk—A Portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, a Portfolio’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect a Portfolio. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events could have a significant negative impact on global economic and market conditions. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not

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known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may be expected to impact a Portfolio and its investments.

(b) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(c) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(d) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

(e) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liq-

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uidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, a Portfolio may have to liquidate portfolio securities at disadvantageous prices.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering a Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of declining interest rates, a Portfolio may have to reinvest the proceeds of called or redeemed securities in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Structured notes are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured notes can have risks of both debt securities and derivatives transactions.

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(f) Derivatives and Hedging Risk—Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Swap agreements; forward currency contracts; over-the-counter options on securities (including options on Exchange-Traded Funds “ETFs”), indexes, currencies and structured notes; and other over-the-counter derivatives transactions are subject to the risks of the creditworthiness of, and default by, the counterparty and consequently may lose all or a portion of their value due solely to the creditworthiness of, or default by, the counterparty. Over-the-counter derivatives frequently may be illiquid and difficult to value. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which a Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of the related reference asset, index or rate. As such, a small investment could have a potentially large impact on a Portfolio’s performance. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

(g) ETF Risk—Shares of ETFs may trade at prices that vary from their net asset values, sometimes significantly. The shares of ETFs may trade at prices at, below or above their most recent net asset value. In addition, the performance of an ETF pursuing a passive

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index-based strategy may diverge from the performance of the index. A Portfolio’s investments in ETFs are subject to the risks of such ETF’s investments, as well as to the general risks of investing in ETFs. A Portfolio investing in ETFs will bear not only the Portfolio’s management fees and operating expenses, but also the Portfolio’s proportional share of the management fees and operating expenses of the ETFs in which the Portfolio invests. A Portfolio may be limited by the 1940 Act in the amount of its assets that may be invested in ETFs unless an ETF has received an exemptive order from the SEC on which the Portfolio may rely or unless another exemption is available.

(h) Depositary Receipts Risk—ADRs and similar depositary receipts typically will be subject to certain of the risks associated with direct investments in the securities of non-US companies, because their values depend on the performance of the underlying non-US securities. However, currency fluctuations will impact investments in depositary receipts differently than direct investments in non-US dollar-denominated non-US securities, because a depositary receipt will not appreciate in value solely as a result of appreciation in the currency in which the underlying non-US dollar security is denominated.

(i) Sector Risk—Implementation of a Portfolio’s investment strategy may, during certain periods, result in the investment of a significant portion of such Portfolios’ assets in a particular market sector, and a Portfolio would be expected to be affected by developments in that sector.

(j) Cybersecurity Risk—The Portfolios and their service providers are susceptible to operational and information security and related risks of cybersecurity incidents. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity incidents affecting the Investment Manager, transfer agent or custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by impedi-

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ments to a Portfolio’s investment trading; the inability of Portfolio shareholders to purchase and redeem Portfolio shares; interference with a Portfolio’s ability to calculate its NAV; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Portfolio invests; counterparties with which a Portfolio engages in transactions; governmental and other regulatory authorities, exchange and other financial market operators; and banks, brokers, dealers, insurance companies and other financial institutions and other parties. There are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

(k) Other Risks—On November 12, 2020, the President of the United States issued an Executive Order (the “Order”) to prohibit, beginning January 11, 2021, US persons (which includes the Fund) from transacting in certain securities and derivatives of publicly traded securities of any of 31 companies designated as a “Communist Chinese military company” (collectively with securities of certain subsidiaries of such companies and related depositary receipts that may be covered by the Order, “CCMC Securities”) by the US Department of Defense (the “DOD”) or the US Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), unless such transactions are for purposes of divestment and occur through November 11, 2021. In the weeks following the issuance of the Order, the DOD designated an additional 13 companies as CCMCs, bringing the current total to 44 companies designated to date. Also subsequent to issuance of the Order, OFAC extended the effective date of the trading ban from January 11, 2021 to January 28, 2021. In addition, US persons also are prohibited from transacting in newly designated CCMC Securities 60 days after such designation.

OFAC subsequently published, on several occasions, guidance regarding compliance with the Order, including several “Frequently Asked Questions” (FAQs)-style publications addressing the scope of, and interpretive matters regarding, compliance with

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the Order, as well as the Order’s application to US funds that hold CCMC Securities (i.e., including mutual funds that hold CCMC Securities regardless of the size of the position relative to a fund’s total assets). Certain interpretive issues related to compliance with the Order remain open, including to what extent a US person could be held liable for failing to identify an unlisted entity whose name “closely matches the name” of an entity designated as a Communist Chinese military company.

A Portfolio’s holdings in CCMC Securities may adversely impact the Portfolio’s performance. The extent of any impact will depend on future developments, including the Portfolio’s ability to sell the CCMC Securities, valuation of the CCMC Securities, modifications to the Order, the issuance of additional or different interpretive guidance regarding compliance with the Order, and the duration of the Order, all of which are highly uncertain. Fund management will continue to monitor developments relating to the Order.

7. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions

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about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation methodology or inputs may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

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The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of December 31, 2020:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2020
Emerging Markets Equity Portfolio
Common Stocks*
Brazil	$—	$27,512,681	$—	$27,512,681
China	14,071,941	79,245,764	—	93,317,705
Egypt	—	3,935,035	—	3,935,035
Hong Kong	—	6,112,956	—	6,112,956
Hungary	—	13,318,865	—	13,318,865
India	7,779,745	49,465,607	—	57,245,352
Indonesia	7,300,702	14,072,099	—	21,372,801
Luxembourg	4,450,956	—	—	4,450,956
Mexico	28,212,709	—	—	28,212,709
Portugal	—	4,274,328	—	4,274,328
Russia	6,499,007	35,961,107	—	42,460,114
South Africa	—	33,273,741	—	33,273,741
South Korea	—	83,341,124	—	83,341,124
Taiwan	—	35,563,666	—	35,563,666
Thailand	—	8,649,286	—	8,649,286
United Kingdom	10,062,864	5,657,212	—	15,720,076
Short-Term Investments	9,690,966	—	—	9,690,966
Total	$88,068,890	$400,383,471	$—	$488,452,361

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2020
International Equity Portfolio
Common Stocks*
Australia	$—	$1,988,501	$—	$1,988,501
Canada	4,797,018	—	—	4,797,018
China	1,440,405	3,566,417	—	5,006,822
Denmark	—	5,424,022	—	5,424,022
Finland	—	3,259,434	—	3,259,434
France	—	23,113,669	—	23,113,669
Germany	—	10,009,715	—	10,009,715
Hong Kong	—	1,573,473	—	1,573,473
Ireland	1,620,225	—	—	1,620,225
Israel	—	1,490,723	—	1,490,723
Italy	—	3,331,148	—	3,331,148
Japan	—	22,977,838	—	22,977,838
Luxembourg	—	1,714,280	—	1,714,280
Mexico	1,010,195	—	—	1,010,195
Netherlands	—	7,116,078	—	7,116,078
Norway	—	3,296,549	—	3,296,549
Portugal	—	2,209,510	—	2,209,510
Singapore	—	1,555,938	—	1,555,938
South Korea	—	2,921,262	—	2,921,262
Spain	—	1,877,126	—	1,877,126
Sweden	—	3,148,983	—	3,148,983
Switzerland	—	8,399,652	—	8,399,652
United Kingdom	—	13,978,085	—	13,978,085
United States	6,906,438	2,206,753	—	9,113,191
Preferred Stocks*
Germany	—	2,482,398	—	2,482,398
Short-Term Investments	1,953,610	—	—	1,953,610
Total	$17,727,891	$127,641,554	$—	$145,369,445
US Small-Mid Cap Equity Portfolio
Common Stocks*	$50,949,327	$—	$—	$50,949,327
Short-Term Investments	640,714	—	—	640,714
Total	$51,590,041	$—	$—	$51,590,041

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2020
Global Dynamic Multi-Asset Portfolio
Assets:
Common Stocks*
Australia	$—	$3,000,182	$—	$3,000,182
Belgium	—	136,135	—	136,135
Canada	5,975,919	—	—	5,975,919
Denmark	946,661	580,947	—	1,527,608
Finland	—	592,759	—	592,759
France	1,689,033	2,540,111	—	4,229,144
Germany	2,605,144	457,423	—	3,062,567
Hong Kong	1,565,871	625,780	—	2,191,651
Israel	—	94,489	—	94,489
Japan	2,279,690	11,646,057	—	13,925,747
Macau	983,508	—	—	983,508
Netherlands	3,253,496	628,543	—	3,882,039
New Zealand	—	150,296	—	150,296
Norway	—	496,207	—	496,207
Singapore	—	386,353	—	386,353
Spain	808,015	172,278	—	980,293
Sweden	3,593,421	432,606	—	4,026,027
Switzerland	1,110,068	1,558,448	—	2,668,516
United Kingdom	10,105,624	2,191,929	—	12,297,553
United States	109,683,107	—	—	109,683,107
Corporate Bonds*	—	61,233,842	—	61,233,842
Foreign Government Obligations*	—	80,889,207	—	80,889,207
Quasi Government Bonds*	—	1,849,522	—	1,849,522
Supranational Bonds	—	12,469,944	—	12,469,944
US Municipal Bonds	—	3,726,130	—	3,726,130
US Treasury Securities	—	2,438,215	—	2,438,215
Exchange-Traded Funds	18,310,577	—	—	18,310,577
Short-Term Investments	2,250,783	—	—	2,250,783
Other Financial Instruments†
Forward Currency Contracts	—	4,204,022	—	4,204,022
Total	$165,160,917	$192,501,425	$—	$357,662,342
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(4,694,229)	$—	$(4,694,229)

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

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Certain equity securities to which footnote (‡) in the Notes to Portfolios of Investments applies are included in Level 2 and were valued based on reference to similar securities that were trading on active markets.

9. Derivative Instruments

The Global Dynamic Multi-Asset Portfolio may use derivative instruments, including forward currency contracts.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

During the year ended December 31, 2020, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts:
Average amounts purchased	$103,900,000
Average amounts sold	$ 84,300,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2020:

Assets – Derivative Financial Instruments		Total
Forward currency contracts	Unrealized appreciation on forward currency contracts	$4,204,022

Liabilities – Derivative Financial Instruments
Forward currency contracts	Unrealized depreciation on forward currency contracts	$4,694,229

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was:

Net Realized Gain (Loss) from:	Total
Forward currency contracts	$2,682,783

Net Change in Unrealized Appreciation (Depreciation) on:	Total
Forward currency contracts	$(448,564)

None of the other Portfolios presented traded in derivative instruments during the year ended December 31, 2020.

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As of December 31, 2020, the Global Dynamic Multi-Asset Portfolio held derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolio is presented in the below table, as of December 31, 2020:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$4,204,022	$—	$4,204,022

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received (a)	Net Amounts of Derivative Assets
Citibank NA	$325,732	$(325,732)	$—	$—
HSBC Bank USA NA	2,164,253	(1,698,747)	—	465,506
JPMorgan Chase Bank NA	1,265,112	(1,265,112)	—	—
Morgan Stanley Capital Services LLC.	443,478	(443,478)	—	—
State Street Bank and Trust Co.	5,447	(21)	—	5,426
Total	$4,204,022	$(3,733,090)	$—	$470,932

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$4,694,229	$—	$4,694,229

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		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (a)	Net Amounts of Derivative Liabilities
Citibank NA	$760,220	$(325,732)	$(290,000)	$144,488
HSBC Bank USA NA	1,698,747	(1,698,747)	—	—
JPMorgan Chase Bank NA	1,602,040	(1,265,112)	(280,000)	56,928
Morgan Stanley Capital Services LLC.	633,201	(443,478)	—	189,723
State Street Bank and Trust Co.	21	(21)	—	—
Total	$4,694,229	$(3,733,090)	$(570,000)	$391,139

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

10. Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08, Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU No. 2017-08”). ASU No. 2017-08 shortened the amortization period for certain purchased callable debt securities held at a premium to the earliest call date. Management has implemented the applicable changes, and they did not have a material impact on the Portfolios’ financial statements.

In October 2020, ASU No. 2017-08 was amended by the Financial Accounting Standards Board’s issuance of Accounting Standards Update No. 2020-08, Codification Improvements to Subtopic 310-20, Receivables-Nonrefundable Fees and Other Costs (“ASU No. 2020-08”). This amendment requires that entities re-evaluate whether callable debt securities fall within the scope of ASU No. 2017-08 for each reporting period. ASU No. 2020-08 also amends ASU No. 2017-08 to require that premiums be amortized to the “next call date” rather than the “earliest call date” and further clarifies the definition of “next call date.” ASU No. 2020-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has imple-

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mented the applicable changes, and they did not have a material impact on the Portfolios’ financial statements.

On March 12, 2020, the Financial Accounting Standards Board concluded its reference rate reform project with the issuance of Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU No. 2020-04”). ASU No. 2020-04 provides elective temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank offered based reference rates as of the end of 2021. ASU No. 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU No. 2020-04.

11. Subsequent Events

Management has evaluated subsequent events potentially affecting the Portfolios through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

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Lazard Retirement Series, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lazard Retirement Series, Inc. and Shareholders of Lazard Retirement Emerging Markets Equity Portfolio, Lazard Retirement International Equity Portfolio, Lazard Retirement US Small-Mid Cap Equity Portfolio, and Lazard Retirement Global Dynamic Multi-Asset Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Lazard Retirement Series, Inc. (the “Fund”) comprising Lazard Retirement Emerging Markets Equity Portfolio, Lazard Retirement International Equity Portfolio, Lazard Retirement US Small-Mid Cap Equity Portfolio and Lazard Retirement Global Dynamic Multi-Asset Portfolio, (collectively the “Portfolios”), including the portfolios of investments, as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Portfolios listed above as of December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

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We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP
New York, New York
February 12, 2021

We have served as the auditor of one or more of the investment companies in the Lazard Fund Complex since 2004.

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Lazard Retirement Series, Inc.

Board of Directors and Officers Information (unaudited)

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (1953)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)

Cornell Law School, Adjunct Professor (2013 – present)

The Buchmann Faculty of Law, Tel Aviv University, Visiting Professor (2019)

University of California, Berkeley School of Law, Adjunct Professor (Spring 2017)

Kenneth S. Davidson (1945)	Director (April 1997)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Nancy A. Eckl (1962)	Director (May 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (1971)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Richard Reiss, Jr. (1944)	Director (April 1997)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – 2018)

Osprey Technology Acquisition Corp, a special purpose acquisition company, Director (2019 – present)

Annual Report   109

Principal Occupation(s) and Other Public
Name (Year of Birth)	Position(s) with the	Company Directorships Held During the
Address(1)	Fund (Since) and Term(2)	Past Five Years(2)

Robert M. Solmson (1947)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)

Interested Directors(4):

Ashish Bhutani (1960)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)

Lazard Ltd, Vice Chairman and Director (2010 – present)

Nathan A. Paul (1973)	Director (October 2017), Chief Executive Officer and President (February 2017	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present)

Investment Manager, General Counsel (2002 – April 2017)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex comprised of, as of January 31, 2021, 35 active investment portfolios. Each Director serves an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

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Name (Year of Birth)	Position(s) with the Fund	Principal Occupation(s)
Address(1)	(Since) and Term(2)	During the Past Five Years

Officers(3):

Mark R. Anderson (1970)	Vice President and Secretary (February 2017)	Managing Director (since February 2017), General Counsel (since April 2017) and Chief Compliance Officer (since September 2014) of the Investment Manager

Nargis Hilal (1984)	Chief Compliance Officer (July 2020)	Senior Vice President and Counsel of the Investment Manager (since August 2017)

Chief Compliance Officer of KLS Diversified Asset Management LP (March 2016 – August 2017)

Deputy Chief Compliance Office KLS Diversified Asset Management LP (January 2015 – March 2016)

Christopher Snively (1984)	Chief Financial Officer (March 2016) and Treasurer (September 2019)	Senior Vice President of the Investment Manager

Shari L. Soloway (1981)	Assistant Secretary (November 2015)	Head of Legal, North America (since January 2019, previously Senior Vice President, Legal and Compliance) of the Investment Manager

Jessica A. Falzone (1989)	Assistant Secretary (January 2019)	Vice President, Legal and Compliance, of the Investment Manager (since March 2018)

Associate at Schulte Roth & Zabel LLP (October 2014 – March 2018)

Annual Report   111

Name (Year of Birth)	Position(s) with the Fund	Principal Occupation(s)
Address(1)	(Since) and Term(2)	During the Past Five Years

Christina Kennedy (1990)	Assistant Treasurer (May 2020)	Vice President of the Investment Manager (since July 2019)

Senior Fund Accountant, Gates Capital Management Inc. (July 2016 – July 2019)

Assurance Senior Associate at PricewaterhouseCoopers LLP (August 2013 – July 2016)

Cesar A. Trelles (1975)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017; previously, Vice President and Secretary), whose information is included in the Interested Directors section above.

112   Annual Report

Lazard Retirement Series, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2020

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2020:

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage

Emerging Markets Equity	100%
International Equity	100
US Small-Mid Cap Equity	100
Global Dynamic Multi-Asset	100

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend that qualifies for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

Emerging Markets Equity	—%
International Equity	—
US Small-Mid Cap Equity	100
Global Dynamic Multi-Asset	100

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

The Portfolios intend to pass through to shareholders foreign source income and foreign taxes paid, or up to the maximum amount allowable, as a foreign tax credit.

	Foreign	Foreign Tax
Portfolio	Source Income	Paid/Credit

Emerging Markets Equity	$17,540,763	$2,381,519
International Equity	3,058,448	334,307
US Small-Mid Cap Equity	—	—
Global Dynamic Multi-Asset	—	—

Annual Report   113

Of the dividends paid by the Portfolios, the corresponding amount represents the long-term capital gain paid to shareholders.

Long-Term
Portfolio	Capital Gains

Emerging Markets Equity	$—
International Equity	4,382,574
US Small-Mid Cap Equity	3,246,064
Global Dynamic Multi-Asset	3,825,397

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the US Securities and Exchange Commission (the “SEC”) website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Schedule of Portfolio Holdings

The Fund files the Portfolios’ complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at https://www.sec.gov.

114   Annual Report

NOTES

Annual Report   115

NOTES

NOTES

NOTES

NOTES

NOTES

Lazard Retirement Series, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
www.lazardassetmanagement.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210-1641

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169-0953
Telephone: 617-483-7000

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Proskauer Rose LLP
Eleven Times Square
New York, New York 10036-8299
www.proskauer.com

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com.

LZDPS010

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors (the “Board”) has determined that Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $147,949 in 2019 and $113,185 (plus expenses in each case).

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services provided by the Auditor to Lazard Asset Management LLC, the Registrant’s investment manager (“Lazard”) and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Registrant (“Service Affiliates”) that were reasonably related to the performance of the annual audit of the Service Affiliate which required pre-approval by the Audit Committee were $267,330 in 2019 and $267,330 in 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were$31,719 in 2019 and $42,098 in 2020. These Tax Services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. Additionally, the aggregate fees billed related to European Union tax reclaim filing services rendered by the Auditor were $35,000 in 2019 and $36,233 in 2020.

The aggregate fees billed in the Reporting Periods for Tax Services provided by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(d) All Other Fees. There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above.

There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above, which required pre-approval by the Audit Committee.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures (the “Policy”) for pre-approval of the Auditor’s engagements for services to the Registrant and Service Affiliates. The Policy states that the Registrant’s Audit Committee or the Chair of the Audit Committee (pursuant to delegated authority from the Audit Committee) pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. The Audit Committee Chair must report any pre-approval decisions he or she makes at the next scheduled Audit Committee meeting. There were no services provided by the Auditor to either the Registrant or Service Affiliates that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Reporting Periods.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and Service Affiliates for the Reporting Periods were $1,128,439 in 2019 and $964,547 in 2020.

(h) Auditor Independence. The Audit Committee considered whether provision of non-audit services to Service Affiliates that were not required to be pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Retirement Series, Inc.

By /s/ Nathan A. Paul
Nathan A. Paul
Chief Executive Officer
Date February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Nathan A. Paul
Nathan A. Paul
Chief Executive Officer
Date February 26, 2021

By /s/ Christopher Snively
Christopher Snively
Chief Financial Officer
Date February 26, 2021